Exhibit 10.70
DYNEGY INC.
COMPREHENSIVE WELFARE BENEFITS PLAN
Effective as of January 1, 2002

Dynegy Inc.
Comprehensive Welfare Benefits Plan
WHEREAS, Dynegy Inc. (the “Company”) and certain of its affiliates have established the welfare benefit plans identified as the prior plans on Appendix A hereto (the “Prior Plans”) for the benefit of their eligible employees; and
WHEREAS, the Company desires to consolidate the Prior Plans into a single comprehensive welfare benefit plan in the form of this Dynegy Inc. Comprehensive Welfare Benefits Plan (the “Plan”) intending thereby to provide an uninterrupted and continuing program of benefits;
NOW, THEREFORE, the Prior Plans are merged into and consolidated with the Plan such that each such Prior Plan transfers to the Plan its benefit liability obligations and assets effective as of January 1, 2002 and the Plan accepts and assumes such benefit liability obligations and assets effective as of January 1, 2002 and each such Prior Plan becomes a part of and a “Constituent Benefit Program” under, the Plan forming a single comprehensive welfare benefit plan as follows, effective as of January 1, 2002:

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Table of Contents

I. DEFINITIONS AND CONSTRUCTION	1

1.1 Definitions	1
1.2 Number and Gender	3
1.3 Headings	3
1.4 Reference to Plan Includes Constituent Benefit Programs	3
1.5 Inconsistent Provisions in Constituent Benefit Program Documents	3
1.6 Effect Upon Other Plans	3

II. ESTABLISHMENT AND PURPOSE OF THE PLAN	4

2.1 Establishment and Purpose of the Plan	4
2.2 Intention to be Welfare Benefit Plan	4
2.3 Incorporation of Constituent Benefit Programs	4

III. PARTICIPATION AND DEPENDENT COVERAGE	5

3.1 Eligible Employee Coverage	5
3.2 Eligible Dependent Coverage	5
3.3 Enrollment Without Regard To Medicaid Eligibility	6
3.4 Special Enrollment Periods	6

IV. THIRD PARTY LIABILITY	7

4.1 Effect of Article	7
4.2 Third Party Liability Is Primary As to Covered Expenses	7
4.3 Plan’s Rights of Reimbursement For Covered Expenses Previously Paid	7
4.4 Plan’s Exclusion of Coverage For Future Covered Expenses	7
4.5 Plan’s Rights of Independent Legal Action	7
4.6 Attorney Fees, Costs and Expenses	7
4.7 Obligations of Participants	8
4.8 Limitations on Plan’s Rights of Reimbursement	8

V. BENEFIT CLAIMS PROCEDURE	9

5.1 Claims For Benefits	9
5.2 Definitions	9
5.3 Filing of Benefit Claim	10
5.4 Processing of Benefit Claim	11
5.5 Notification of Adverse Benefit Determination	12
5.6 Timing of Adverse Benefit Determination Notification Regarding Health Benefit Claims	12
5.7 Timing of Adverse Benefit Determination Notification Regarding Disability Benefit Claims	14
5.8 Timing of Adverse Benefit Determination Regarding Non-Health and Disability Claims	14
5.9 Review of Adverse Benefit Determination Regarding Health or Disability Benefit Claims	15
5.10 Review of Adverse Benefit Determination Regarding Non-Health and Disability Benefit Claims	16
5.11 Notification of Benefit Determination on Review	17

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5.12 Timing of Notification Regarding Review of Health Benefit Claims	17
5.13 Timing of Notification Regarding Review of Disability Benefit Claims	18
5.14 Timing of Notification Regarding Review of Non-Health or Disability Claims	18
5.15 Exhaustion of Administrative Remedies	18
5.16 Payment of Benefits	18
5.17 Authorized Representatives	19

VI. FUNDING OF PLAN	20

6.1 Source of Benefits	20
6.2 Participant Contributions	20
6.3 HMO Premiums	20
6.4 Insurance Premiums	20
6.5 Trust	20

VII. ADMINISTRATION OF PLAN	21

7.1 Plan Administrator	21
7.2 Discretion to Interpret Plan	21
7.3 Powers and Duties	21
7.4 Expenses	22
7.5 Right to Delegate	22
7.6 Reliance on Reports, Certificates, and Participant Information	23
7.7 Indemnification	23
7.8 Fiduciary Duty	23
7.9 Compensation and Bond	23

VIII. AMENDMENT AND TERMINATION OF PLAN	24

8.1 Right to Amend	24
8.2 Right to Terminate	24
S3 Effect of Amendment or Termination	24
8.4 Delegation to Benefit Plans Committee	24
8.5 Effect of Oral Statements	24

IX. MISCELLANEOUS PROVISIONS	25

9.1 No Guarantee of Employment	25
9.2 Payments to Minors and Incompetents	25
9.3 No Vested Right to Benefits	25
9.4 Nonalienation of Benefits	25
9.5 Unknown Whereabouts	26
9.6 Participating Employers	26
9.7 Notice and Filing	26
9.8 Incorrect Information, Fraud, Concealment, or Error	27
9.9 Medical Responsibilities	27
9.10 Compromise of Claims	27
9.11 Electronic Administration	27
9.12 Tax Payments	27
9.13 Compensation and Bond	28
9.14 Jurisdiction	28
9.15 Severabilitv	28

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X. QUALIFIED MEDICAL CHILD SUPPORT ORDERS	29

XI. COBRA CONTINUATION COVERAGE	30

XII. FMLA COVERAGE	31

XIII. USERRA	32

XIV. RESTRICTIONS REGARDING PROTECTED HEALTH INFORMATION	33

14.1 Purpose of Article	33
14.2 Provision of Information to the Company Pursuant to Authorization	33
14.3 Provision of Summary Health Information to Company	33
14.4 General Provision of Health Information to Company	34
14.5 Adequate Separation	35
14.6 Privacy Officer	36
14.7 Coverage and Effective Date	38

APPENDIX A	A-1

APPENDIX B	B-1

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I.
Definitions and Construction
1.1 Definitions. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:
(1)	Administrative Services Agreement: The agreement(s) entered into with each individual or entity providing administrative services with respect to one or more Constituent Benefit Programs.

(2)
Administrative Services Provider: Any individual or entity operating under an Administrative Services Agreement to provide administrative services with respect to any benefits offered under one or more of the Constituent Benefit Programs.

(3)	Board: The board of directors of the Company.

(4)	Cafeteria Plan: The cafeteria plan, if any, established by the Employer under section 125 of the Code.

(5)	Code: The Internal Revenue Code of 1986, as amended.

(6)	Benefit Plans Committee: The Committee to which the Board has delegated certain Plan sponsor powers.

(7)	Company: Dynegy Inc.

(8)
Compensation: Unless otherwise specifically provided in a Constituent Benefit Program, the annual base pay paid by the Employer to or for the benefit of a Participant for services performed for the Employer.

(9)	Condition: Any sickness, injury, or other mental or physical disability giving rise to the payment of benefits under the Plan.

(10)	Constituent Benefit Programs: The benefit programs listed on Appendix B to the Plan, as such programs and such Appendix B may be amended from time to time.

(11)
Constituent Benefit Program Document(s): The written document(s) setting forth the terms of the applicable Constituent Benefit Program, including, but not limited to, the benefits provided, the eligibility and enrollment requirements, the conditions of dependent coverage, if applicable, the termination of coverage, and the terms and conditions of benefit payments under each Constituent Benefit Program, as may be amended from time to time. Appendix B describes the Constituent Benefit Program Document or Constituent Benefit Program Documents for each Constituent Benefit Program. Appendix B also describes which Employers maintain which Constituent Benefit Programs for their Eligible Employees.

(12)	Covered Eligible Dependent: Each Eligible Dependent who is covered under the Plan pursuant to Section 3.2.

(13)
Effective Date: January 1, 2002, except as otherwise stated herein and except that provisions of the Plan required to have an earlier effective date by applicable statute and/or regulation shall be effective as of the required effective date in such statute and/or regulation.

(14)	Eligible Dependent: With respect to an Eligible Employee, each person who by virtue of a relationship to such Eligible Employee is eligible for coverage under a Constituent Benefit Program.

(15)
Eligible Employee: Each individual who is eligible for coverage under a Constituent Benefit Program because of current or former employment with the Employer. Notwithstanding any provision of the Plan to the contrary, no individual who is designated, compensated, or otherwise classified or treated by the Employer as an independent contractor, leased employee, or other non-common law employee shall be an Eligible Employee, unless a Constituent Benefit Program specifically and expressly provides otherwise.

(16)	Employer: The Company and each Participating Employer.

(17)	ERISA: The Employee Retirement Income Security Act of 1974, as amended.

(18)
Group Health Plan: Each Constituent Benefit Program, which is a group health plan within the meaning of section 5000(b)(1) of the Code, and/or a group health plan within the meaning of section 607(1) of ERISA, as applicable, and for purposes of Article XII, is either a group health plan within the meaning of section 5000(b)(1) of the Code or any Constituent Benefit Program designated by the Employer as a “Group Health Plan” for purposes of FMLA Leave.

(19)
HMO: Any health maintenance organization or similar organization or network of individuals or organizations that has contracted to provide medical, dental, and/or other health-related benefits to Participants and Covered Eligible Dependents.

(20)	Insured Constituent Benefit Program: Each Constituent Benefit Program whose benefits are provided by an Insurer.

(21)	Insurer: Any insurance company that has contracted to provide benefits under a Constituent Benefit Program.

(22)	Participant: Each Eligible Employee who is a participant in the Plan pursuant to Article III and, where reference is appropriate, each Covered Eligible Dependent.

(23)
Participating Employer: Any subsidiary or affiliate of the Company, or any other entity permitted by law to do so, that has been designated by the Company as a participating employer and participates in the Plan with respect to one or more Constituent Benefit Programs.

(24)	Plan: The Dynegy Inc. Comprehensive Welfare Benefits Plan.

(25)
Plan Administrator: An individual, committee or entity appointed by the Board to perform, in a fiduciary capacity as administrative fiduciary, certain identified duties and responsibilities with respect to the administration of the Plan and/or a Constituent Benefit Program.

(26)	Plan Year: The twelve-consecutive month period commencing on January 1 of each year.

(27)
Recovery: An amount obtained by or for the benefit of a Participant or Covered Eligible Dependent from a Third Party, such Third Party’s liability carrier, or in the case of uninsured or underinsured motorist coverage, from such Participant’s or Covered Eligible Dependent’s automobile insurance carrier because of a Condition for which a Third Party is legally liable. In the case of a Recovery which, in whole or in part, includes assets other than cash or cash equivalents, the Plan Administrator shall determine the monetary value thereof.

(28)	Third Party: Any individual or entity who or which is or may be liable to a Participant or Covered Eligible Dependent for a Condition or for payment of damages or expenses related to a Condition.
1.2 Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.
1.3 Headings. The headings of Articles and Sections herein are included solely for convenience. If there is any conflict between such headings and the text of the Plan, the text shall control. All references to Sections, Articles, Paragraphs, and Clauses are to this document unless otherwise indicated.
1.4 Reference to Plan Includes Constituent Benefit Programs. Any reference herein to the Plan includes each Constituent Benefit Program unless otherwise indicated, irrespective of the fact that certain references herein specifically are to the Constituent Benefit Programs.
1.5 Inconsistent Provisions in Constituent Benefit Program Documents. In the event that any term, provision, implication, or statement in a Constituent Benefit Program Document conflicts with, contradicts, or renders ambiguous a term, provision, implication, or statement in this document, such term, provision, implication, or statement in this document shall control.
1.6 Effect Upon Other Plans. Except to the extent provided herein, nothing in the Plan shall be construed to affect the provisions of any other plan maintained by the Employer.

II.
Establishment and Purpose of the Plan
2.1 Establishment and Purpose of the Plan. The Company has adopted and established the Plan for the purpose of providing the benefits under and coordinating the administration of the Constituent Benefit Programs, which provide certain health, accident, life, disability, and other welfare benefits for the Eligible Employees of the Employer.
2.2 Intention to be Welfare Benefit Plan. The Plan is intended to be a program of benefits constituting an employee welfare benefit plan within the meaning of section 3(1) of ERISA and the regulations promulgated thereunder to the extent the benefits provided by each individual Constituent Benefit Program so permit. If any benefits provided under a Constituent Benefit Program are determined to be other than benefits that are eligible to constitute an employee welfare benefit plan within the meaning of section 3(1) of ERISA, such determination shall not prevent the remainder of the Plan from qualifying as an employee welfare benefit plan within the meaning of such section.
2.3 Incorporation of Constituent Benefit Programs. The Constituent Benefit Programs and the Constituent Benefit Program Documents in their entirety, as each may be amended from time to time, are incorporated by reference herein and made a part of the Plan. No Constituent Benefit Program is intended to be, nor will any be interpreted to be, a separate employee benefit plan, except that for the purpose of determining whether the Plan or any Constituent Benefit Program is a “group health plan” subject to or exempt from any law made applicable to “group health plans,” each Constituent Benefit Program will be considered to be a separate plan or “group health plan,” and the fact that one Constituent Benefit Program will be subject to or exempt from such law will not cause any other Constituent Benefit Program to be so subject to or exempt from such law.

III.
Participation and Dependent Coverage
3.1 Eligible Employee Coverage.
(a) Each Eligible Employee shall become a Participant in the Plan coincident with the date such Eligible Employee becomes enrolled in and covered under one or more of the Constituent Benefit Programs.
(b) The rules pertaining to eligibility for, enrollment and reenrollment in, coverage under and amendment of coverage under, and termination of coverage of Eligible Employees in a Constituent Benefit Program vary for each Constituent Benefit Program and are set forth in the respective Constituent Benefit Program Document. Enrollment and coverage of an Eligible Employee in a Constituent Benefit Program shall be subject to any required premium payment applicable to such coverage and any and all other terms and conditions set forth in the applicable Constituent Benefit Program Document.
(c) Except as otherwise specifically provided by the Plan, an Eligible Employee shall cease to be a Participant in the Plan upon the day following the earliest to occur of the date he is no longer enrolled in and covered under at least one Constituent Benefit Program or the effective date of termination of the Plan. If an Eligible Employee ceases to be a Participant in the Plan, he shall be entitled to recommence such participation in accordance with Paragraphs (a) and (b) of this Section 3.1 provided that the Plan has not terminated.
3.2 Eligible Dependent Coverage.
(a) Each Eligible Dependent shall become a Covered Eligible Dependent under the Plan coincident with the date such Eligible Dependent becomes enrolled in and covered under at least one Constituent Benefit Program.
(b) The rules pertaining to eligibility for, enrollment and reenrollment in, coverage under and amendment of coverage under, and termination of coverage of Eligible Dependents in a Constituent Benefit Program vary for each Constituent Benefit Program and are set forth in the respective Constituent Benefit Program Document. Enrollment and coverage of an Eligible Dependent in a Constituent Benefit Program shall be subject to any required premium payment applicable to such coverage and any and all other terms and conditions set forth in the applicable Constituent Benefit Program Document.
(c) Coverage of a Covered Eligible Dependent of a Participant shall terminate upon the day following the earliest to occur of the date such Participant ceases to be enrolled in and covered under at least one Constituent Benefit Program or the effective date of the termination of the Plan. If coverage of a Covered Eligible Dependent under the Plan terminates, such Eligible Dependent shall be entitled again to be covered under the Plan in accordance with Paragraphs (a) and (b) of this Section 3.5 provided that the Plan has not terminated.

3.3 Enrollment Without Regard To Medicaid Eligibility. Contrary Plan provisions notwithstanding, each Group Health Plan shall enroll an individual in the Plan without regard to the fact that such individual is eligible for, or is provided medical assistance under, a state plan for medical assistance approved under title XIX of the Social Security Act, but only to the extent any such Group Health Plan is subject to such mandate by law.
3.4 Special Enrollment Periods. Contrary Plan provisions notwithstanding, each Group Health Plan shall permit an individual to enroll under the conditions, and during the periods, set forth in section 701(f) of ERISA.

IV.
Third Party Liability
4.1 Effect of Article. The provisions of this Article IV shall apply only with respect to a Constituent Benefit Program which is a Group Health Plan and shall supercede and replace entirely any and all provisions of such Plan’s Constituent Benefit Program Document which pertain to reimbursement or subrogation rights.
4.2 Third Party Liability Is Primary As to Covered Expenses. The Plan shall not be primarily responsible or liable for the payment of Covered Expenses incurred by a Participant or because of a Condition caused by the fault of a Third Party. Accordingly and in accordance with the provisions of this Article IV, the Plan shall be and is entitled to the benefit of any Recovery or right of Recovery which a Participant may have which relates to a Condition for which a Third Party was, is or may become liable without regard to any characterization between such Third Party and the Participant, a court, a jury or any other person or entity of such liability as being predicated upon pain and suffering, mental anguish, punitive damages, wrongful death or any other basis other than for medical or other welfare benefits and without regard to whether the liability of such Third Party is reduced to a Recovery as a result of legal proceedings, arbitration, compromise settlement or otherwise.
4.3 Plan’s Rights of Reimbursement For Covered Expenses Previously Paid. If the Plan has paid Covered Expenses of a Participant because of a Condition caused by the fault of a Third Party and Recovery is obtained by the Participant with respect to such Condition, the Participant shall be obligated to reimburse the Plan for all such Covered Expenses which were paid by the Plan provided, however, that the Participant shall have no obligation of reimbursement in excess of the total amount of such Recovery.
4.4 Plan’s Exclusion of Coverage For Future Covered Expenses. If a Condition of a Participant is or has been caused by the fault of a Third Party and a Recovery is obtained by the Participant with respect to such Condition, the Plan shall have no obligation to pay and there shall be excluded from future coverage by this Plan any and all Covered Expenses thereafter incurred by such Participant for, in connection with or relating to such Condition until such expenses exceed in the aggregate the total amount of such Recovery remaining after reimbursement of the Plan pursuant to Section 4.3.
4.5 Plan’s Rights of Independent Legal Action. If a Participant has incurred, incurs or may incur Covered Expenses because of a Condition caused or possibly caused by the fault of a Third Party, the Plan shall have the right but not the duty to protect its interests by (1) bringing an action in the name of the Plan or of the Participant against the Third Party, such Third Party’s liability carrier, or in the case of uninsured or under-insured motorist coverage, against such Participant’s automobile insurance carrier or (2) joining or intervening in any action by a Participant against any Third Party, such Third Party’s insurer or in the case of uninsured or underinsured motorist coverage, against such Participant’s automobile insurance carrier. The Plan’s failure to bring an action or to join or intervene in litigation pursuant to its rights under this Section 4.4 shall not affect or impair the Plan’s rights under this Article IV.
4.6 Attorney Fees, Costs and Expenses. The Plan’s rights of reimbursement, recovery and Covered Expense exclusion pursuant to this Article IV shall not be limited or reduced pro rata or otherwise for attorney’s fees, costs or expenses incurred by a Participant in seeking a Recovery except with the express written consent of the Plan Administrator.

4.7 Obligations of Participants. The Participant shall have an affirmative obligation to cooperate in reimbursing the Plan and in otherwise assuring the Plan’s rights of reimbursement pursuant to this Article IV, shall execute and deliver to the Plan Administrator all assignments and other documents requested by the Plan Administrator for enforcing the Plain’s rights under this Article IV, shall not take any action which might prejudice the Plan’s right under this Article IV, and shall not release any Third Party (even if the release purports to be partial release or release for the excess liability over Plan benefits) without the consent of the Plan Administrator, which consent shall not be unreasonably withheld. The Plan’s rights of reimbursement under this Article IV shall not be affected by a release of any Third Party entered into without the consent of the Plan Administrator. If a Participant initiates a liability claim against any Third Party or such Third Party’s liability carrier or reimbursement is sought from such Participant’s own automobile insurance carrier under the uninsured or underinsured motorist endorsement, the amounts described in Section 4.3 and amounts to cover all future medical expenses which otherwise would be Covered Expenses relating to the Condition which is the basis of such liability claim must be included in the claim. If a Participant receives a Recovery, the Participant shall hold such money in trust for the Plan to the extent of the Plan’s rights under this Article IV. Each Participant who incurs any Condition shall inform the Plan Administrator whenever it appears that a Third Party is or may be liable to the Participant.
4.8 Limitations on Plan’s Rights of Reimbursement. In the event that a Recovery relating to a Condition is insufficient to cover all medical expenses paid or payable by both the Plan and the Participant, as applicable, for services and supplies incurred in treating such Condition, the amount of the Recovery relating to such Condition which shall be subject to the Plan’s rights of reimbursement pursuant to this Article IV shall be reduced by such medical expenses incurred and paid by the Participant in connection with the treatment of such Condition which were not reimbursed or will not be subject to reimbursement by the Plan as the Plan Administrator may, in its sole discretion and on a case-by-case basis, determine.

V.
Benefit Claims Procedure
5.1 Claims For Benefits. Claims for benefits or reimbursement under the Plan shall be submitted and processed in accordance with this Article V except that this Article V shall not apply to any Constituent Benefit Program (a) which is not regulated by ERISA or (b) which has in its Constituent Benefit Program Document provisions which address claims procedures and appeals and which the Plan Administrator that has powers and duties of benefits claims administration has determined to be applicable in lieu of the provisions of this Article V. Completion by a Participant or Covered Eligible Dependent of his responsibilities and obligations under the claims procedures applicable with respect to a Constituent Benefit Program shall be a condition precedent to the commencement of any legal or equitable action in connection with a claim for benefits under such program by a Participant or Covered Eligible Dependent, or by any other person or entity claiming rights through such Participant or Covered Eligible Dependent; provided, however, that the Plan Administrator having powers and duties of benefits claims administration in its discretion may waive compliance with such claims procedures as a condition precedent to any such action.
5.2 Definitions. For purposes of this Article V, the following terms, when capitalized, will be defined as follows:
(1)
Adverse Benefit Determination: Any denial, reduction or termination of or failure to provide or make payment (in whole or in part) for a Plan benefit, including any denial, reduction, termination or failure to provide or make payment that is based on a determination of a Claimant’s eligibility to participate in the Plan, and including with respect to health benefits a denial, reduction, termination or failure to provide or make payment resulting from the application of any utilization review, as well the failure to cover an item or service for which benefits are otherwise provided because it is determined to be experimental, investigational or not medically necessary or appropriate. Further and with respect to health benefits, any reduction or termination of an ongoing course of treatment prior to its scheduled expiration will be treated as an Adverse Benefit Determination regarding a Concurrent Care Claim. Further, any invalidation of a claim for failure to furnish written proof of loss or to comply with the claim submission procedure will be treated as an Adverse Benefit Determination.

(2)
Benefits Administrator: The person or office to whom the Plan Administrator that has powers and duties of benefit claims administration has delegated day-to-day Plan administration responsibilities and who, pursuant to such delegation, processes Plan benefit claims in the ordinary course or if none has been so designated, the Plan Administrator that has powers and duties of benefits claims administration.

(3)	Claimant: A Participant or beneficiary or an authorized representative of such Participant or beneficiary who has filed or desires to file a claim for a Plan benefit.

(4)	Concurrent Care Claim: Any request to extend an ongoing course of a health benefit treatment beyond the period of time or number of treatments that has previously been approved under the Plan.

(5)	Health Care Professional: A physician or other health care professional licensed, accredited or certified to perform specified health services consistent with State law.

(6)
Independent Fiduciary: The person or entity retained by the Plan Administrator to perform the review of an Adverse Benefit Determination, who will be an individual other than (a) the individual who made the Adverse Benefit Determination that is the subject of the review and (b) the subordinate of such individual.

(7)	Post-Service Claim: Any claim for a Plan health benefit that is not a Pre-Service Claim.

(8)	Pre-Service Claim: Any claim for a Plan health benefit the terms of which condition receipt thereof, in whole or in part, on approval of the benefit in advance of obtaining medical care.

(9)
Urgent Care Claim: Any Plan health benefit claim for medical care or treatment with respect to which the application of the time periods otherwise applicable to such claim (a) could seriously jeopardize, as determined either by a physician with knowledge of the Claimant’s medical condition or by the Benefits Administrator (applying the judgment of a prudent layperson who possesses an average knowledge of health and medicine), the Claimant’s life, health or ability to regain maximum function, or (b) would subject the Claimant, in the opinion of a physician with knowledge of the Claimant’s medical condition, to severe pain that cannot be adequately managed without the care or treatment that is the subject of the claim.

5.3 Filing of Benefit Claim. A Claimant must file with the Benefits Administrator a written claim for benefits under the Plan with written proof of loss no later than March 31 of the Plan Year following the Plan Year in which the related expense was incurred on the form provided by, or in any other manner approved by, the Benefits Administrator. For purposes of applying the time periods for benefit determination pursuant to Section 5.6. 5.7 or 5.8 below, filing a claim with the Benefits Administrator will be treated as filing a claim with the Plan Administrator. In connection with the submission of a claim, the Claimant may examine the Plan and any other relevant documents relating to the claim, and may submit written comments relating to such claim to the Benefits Administrator coincident with the filing of the benefit claim form. Failure of a Claimant to furnish written proof of loss or to comply with the claim submission procedures and rules established by the Plan Administrator (including rules as to what information relating to a claim is required to be submitted by a Claimant) will invalidate such claim submission and such invalidation will not be considered as or treated as an Adverse Benefit Determination for purposes of this Article V unless the Benefits Administrator in its discretion determines that it was not reasonably possible to provide such proof or comply with such procedure. Notwithstanding the foregoing, if a Claimant’s communication regarding a Pre-Service Claim is received by the Benefits Administrator and names the Claimant, his specific medical condition or symptom, and the specific treatment, service or product for which approval is requested, but otherwise fails to follow the claims submission procedure, the Benefits Administrator will notify the Claimant of the failure and the proper procedures to be followed to file a claim for benefits. Such notification will be provided as soon as possible, but not later than five days (twenty-four hours in the case of an Urgent Care Claim) following the failure and may be oral unless the Claimant requests written notification.

5.4 Processing of Benefit Claim. Upon receipt of fully completed benefit claim forms from a Claimant, the Benefits Administrator shall determine if the Claimant’s right to the requested benefit, payable at the time or times and in the form requested, is clear and, if so, shall process such benefit claim without resort to the Plan Administrator. In the case of either an Urgent Care Claim other than a Concurrent Care Claim or a Pre-Service Claim, the Benefits Administrator shall affirmatively notify the Claimant of the approval of the claim not later than seventy-two hours after receipt of the benefit claim in the case of an Urgent Care Claim other than a Concurrent Care Claim and not less then fifteen days after receipt of the benefit claim in the case of a Pre-Service Claim. If the Benefits Administrator determines that the Claimant’s right to the requested benefit, payable at the time or times and in the form requested, is not clear, it shall refer the benefit claim to the Plan Administrator for review and determination, which referral shall include:
(1)	All materials submitted to the Benefits Administrator by the Claimant in connection with the claim;
(2)	A written description of why the Benefits Administrator was of the view that the Claimant’s right to the benefit, payable at the time or times and in the form requested, was not clear;
(3)	A description of all Plan provisions pertaining to the benefit claim;
(4)	Where appropriate, a summary as to whether such Plan provisions have in the past been consistently applied with respect to other similarly situated Claimants; and
(5)	Such other information as may be helpful or relevant to the Plan Administrator in its consideration of the claim.
If the Claimant’s claim is referred to the Plan Administrator, the Claimant may examine any relevant document relating to his claim and may submit written comments or other information to the Plan Administrator to supplement his benefit claim. Within the time period described in Section 5.6, 5.7 or 5.8, whichever is applicable to a claim, the Plan Administrator shall consider the referral regarding the claim of the Claimant and make a decision as to whether it is to be approved, modified or denied. If the claim is approved, the Plan Administrator shall direct the Benefits Administrator to process the approved claim as soon as administratively practicable and in the case of either an Urgent Care Claim other than a Concurrent Care Claim or a Pre-Service Claim, the Plan Administrator shall affirmatively notify the Claimant of the approval of the claim not later than seventy-two hours after receipt of the benefit claim in the case of an Urgent Care Claim other than a Concurrent Care Claim and not less then fifteen days after receipt of the benefit claim in the case of a Pre-Service Claim.

5.5 Notification of Adverse Benefit Determination. In any case of an Adverse Benefit Determination of a claim for a Plan benefit, the Plan Administrator shall furnish written notice to the affected Claimant within the notification periods described in Section 5.6, 5.7 or 5.8, whichever is applicable to such claim below. Any notice that denies a benefit claim of a Claimant in whole or in part shall, in a manner calculated to be understood by the Claimant:
(1)	State the specific reason or reasons for the Adverse Benefit Determination;
(2)	Provide specific reference to pertinent Plan provisions on which the Adverse Benefit Determination is based;
(3)
In the case of a health or disability benefit claim and if an internal rule, guideline, protocol or other similar criterion was relied upon in making the Adverse Benefit Determination, either provide such criterion or state that such criterion was relied upon and that a copy of the criterion will be provided free of charge to the Claimant upon request;

(4)
In the case of a health or disability benefit claim and if the Adverse Benefit Determination is based on a medical necessity, experimental treatment or similar exclusion or limit, either explain the scientific or clinical judgment for the determination, applying the terms of the Plan to the Claimant’s medical circumstances, or state that such explanation will be provided free of charge to the Claimant upon request;

(5)	Describe any additional material or information necessary for the Claimant to perfect the claim and explain why such material or information is necessary;
(6)
Describe the Plan’s review procedures and time limits applicable to such procedures, including a statement of the Claimant’s right to bring a civil action under section 502(a) of ERISA following an Adverse Benefit Determination on review; and

(7)	If an Urgent Care Claim is involved, provide a description of the expedited review process available for Urgent Care Claims (see Section 5.12).
5.6 Timing of Adverse Benefit Determination Notification Regarding Health Benefit Claims. The Plan Administrator shall provide a Claimant with notice of an Adverse Benefit Determination regarding a health benefit claim within the following time periods:
(1)
In the case of an Urgent Care Claim other than a Concurrent Care Claim, as soon as possible, taking into account the medical exigencies, but not later than seventy-two hours after the claim is filed with the Plan Administrator; provided, however, that if additional information from the Claimant is necessary to complete the claim, the Claimant will be notified within twenty-four hours after such claim is filed with the Plan Administrator and will be given at least forty-eight hours to provide the specified information, and notice of the Plan Administrator’s benefit determination will be provided to the Claimant within forty-eight hours after the earlier of (a) the Plan Administrator’s receipt of the specified information or (b) the end of the period afforded the Claimant to provide the specified information. In addition, such notification may be provided orally (provided that written or electronic notification is provided within three days following such oral notification).

(2)
In the case of a properly submitted Urgent Care Claim that is a Concurrent Care Claim, if such claim is made at least 24 hours prior to the scheduled expiration of treatment, notice of the disposition of the claim will be furnished to the Claimant as soon as possible, taking into account the medical exigencies, but not later than 24 hours after such claim is filed with the Plan Administrator. If such claim is not made at least twenty-four hours prior to the scheduled expiration of treatment, the claim shall be governed by Clause (1) above.

(3)
In the case of a decision to reduce or terminate a previously approved ongoing course of health benefit treatment that was to be provided over a period of time or a number of treatments, the Plan Administrator shall notify the Claimant of the Adverse Benefit Determination at a time sufficiently in advance of the reduction or termination to allow the Claimant to appeal and obtain a determination on review of such Adverse Benefit Determination before the benefit is reduced or terminated.

(4)
In the case of a Pre-Service Claim not described in Clauses (1) through (3) above, the Plan Administrator shall notify the Claimant of the Adverse Benefit Determination within a reasonable period of time appropriate to the medical circumstances but not later than fifteen days after receipt of the claim by the Plan (which period may be extended one time for up to an additional fifteen days provided that the Plan Administrator both determines that such extension is necessary due to matters beyond the control of the Plan and notifies the Claimant prior to the expiration of the initial fifteen-day period of the circumstances requiring the extension of time and the date by which the Plan expects to render a decision).

(5)
In the case of a Post-Service Claim not described in Clauses (1) through (3) above, the Plan Administrator shall notify the Claimant of the Adverse Benefit Determination within a reasonable period of time but not later than thirty days after receipt of the claim (which period may be extended one time for up to fifteen days provided that the Plan Administrator both determines that such extension is necessary due to matters beyond the control of the Plan and notifies the Claimant prior to the expiration of the initial thirty-day period of the circumstances requiring the extension of time and the date by which the Plan expects to render a decision).

The period of time within which an Adverse Benefit Determination regarding a health benefit claim shall be made, as described above, shall begin at the time a claim is filed in accordance with the reasonable procedures of the Plan, without regard to whether all the information necessary to make a benefit determination accompanies the filing. In the case of claims described in Clauses (4) or (5) above, in the event an extension of the period of time for an Adverse Benefit Determination is required because additional information is necessary to decide the claim, (including examination by a physician selected by the Plan Administrator or the performance of an autopsy), the notice of extension will specifically describe the required information, the Claimant will be afforded at least forty-five days from receipt of the notice to provide such specified information, and the period for making the Adverse Benefit Determination will be tolled from the date on which the notification of the extension is sent to the Claimant until the date on which the Claimant responds to the request for additional information.

5.7 Timing of Adverse Benefit Determination Notification Regarding Disability Benefit Claims. The Plan Administrator shall notify the Claimant of the Adverse Benefit Determination regarding a disability benefit claim within a reasonable period of time, but not later than forty-five days after receipt of the claim. This period may be extended by the Plan Administrator for up to thirty days, provided that the Plan Administrator both determines that such extension is necessary due to matters beyond the control of the Plan and notifies the Claimant, prior to expiration of the initial forty-five-day period, of the circumstances requiring the extension of time and the date by which the Plan expects to render a decision. If, prior to the end of the first thirty-day extension period, the Plan Administrator determines that, due to matters beyond the control of the Plan, a decision cannot be rendered within that extension period, the period for making the determination may be extended for up to an additional thirty days, provided that the Plan Administrator notifies the Claimant prior to the expiration of the first thirty-day extension period of the circumstances requiring the extension and the date as of which the Plan expects to render a decision. Any extension notice provided to a Claimant shall specifically explain the standards on which entitlement to the benefit at issue is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and the Claimant shall be afforded at least forty-five days in which to provide the specified information. In the event of such an extension, the period for making the Adverse Benefit Determination will be tolled from the date on which the notification of extension is sent to the Claimant until the date on which the Claimant responds to the request for additional information. The period of time within which an Adverse Benefit Determination shall be made, as described above, shall begin at the time a claim is filed in accordance with the reasonable procedures of the Plan, without regard to whether all the information necessary to make a benefit determination accompanies the filing.
5.8 Timing of Adverse Benefit Determination Regarding Non-Health and Disability Claims. In any case of an Adverse Benefit Determination of a claim for a Plan benefit other than a health or disability benefit claim, the Plan Administrator shall furnish written notice to the affected Claimant within a reasonable period of time but not later than ninety days after receipt of such claim for Plan benefits (or within 180 days if special circumstances necessitate an extension of the ninety-day period and the Claimant is informed of such extension in writing within the ninety-day period and is provided with an extension notice consisting of an explanation of the special circumstances requiring the extension of time and the date by which the benefit determination will be rendered).

5.9 Review of Adverse Benefit Determination Regarding Health or Disability Benefit Claims. A Claimant has the right to have an Adverse Benefit Determination of a health or disability benefit claim reviewed in accordance with the following claims review procedure:
(1)
To exercise the right to request a review of an Adverse Benefit Determination, a Claimant must submit a written request for such review to the Plan Administrator not later than 180 days following receipt by the Claimant of the Adverse Benefit Determination notification;

(2)
The Claimant shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits to the Plan Administrator or, as applicable, to the Independent Fiduciary;

(3)
The Claimant shall have the right to have all comments, documents, records, and other information relating to the claim for benefits that have been submitted by the Claimant considered on review without regard to whether such comments, documents, records or information was considered in the initial benefit determination;

(4)
The Claimant shall have reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits free of charge upon request, including (a) documents, records or other information relied upon for the benefit determination, (b) documents, records or other information submitted, considered or generated without regard to whether such documents, records or other information were relied upon in making the benefit determination, (c) documents, records or other information that demonstrates compliance with the standard claims procedure in making the benefit determination on the Claimant’s claim, and (d) documents, records or other information that constitutes a statement of policy or guidance with respect to the Plan concerning the denied treatment option or benefit for the Claimant’s diagnosis, without regard to whether such statement of policy or guidance was relied upon in making the benefit determination;

(5)	The review of the Adverse Benefit Determination shall not give deference to the original decision;
(6)	The review of the Adverse Benefit Determination shall be conducted solely by an Independent Fiduciary;
(7)
If the initial benefit determination was based in whole or in part on a medical judgment, including determinations with regard to whether a particular treatment, drug or other item is experimental, investigational or not medically necessary or appropriate, the Independent Fiduciary conducting the review shall consult with a Health Care Professional with appropriate training and experience in the applicable field of medicine who was not consulted, and is not the subordinate of someone who was consulted, during the initial benefit determination; and

(8)
The Claimant shall have the right to have identified to him the medical or vocational experts whose advice was obtained in connection with the Adverse Benefit Determination (without regard to whether the advice was relied upon in making such determination).

The decision on review by the Independent Fiduciary Plan Administrator will be binding and conclusive upon all persons, and the Claimant shall neither be required nor be permitted to pursue further appeals to the Plan Administrator. Notwithstanding anything to the contrary in this Section 5.9, an expedited review process is available for Urgent Care Claims. A request for expedited review may be submitted orally or in writing, in which case all necessary information will be transmitted between the Plan Administrator and the Claimant by telephone, facsimile or other similarly expeditious method.
5.10 Review of Adverse Benefit Determination Regarding Non-Health and Disability Benefit Claims. A Claimant has the right to have an Adverse Benefit Determination regarding a claim other than a health or disability benefit claim reviewed in accordance with the following claims review procedure:
(1)	The Claimant must submit a written request for such review to the Plan Administrator not later than 60 days following receipt by the Claimant of the Adverse Benefit Determination notification;
(2)	The Claimant shall have the opportunity to submit written comments, documents, records, and other information relating to the claim for benefits to the Plan Administrator;
(3)
The Claimant shall have the right to have all comments, documents, records, and other information relating to the claim for benefits that have been submitted by the Claimant considered on review without regard to whether such comments, documents, records or information was considered in the initial benefit determination; and

(4)
The Claimant shall have reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits free of charge upon request, including (a) documents, records or other information relied upon for the benefit determination, (b) documents, records or other information submitted, considered or generated without regard to whether such documents, records or other information were relied upon in making the benefit determination, and (c) documents, records or other information that demonstrates compliance with the standard claims procedure.

The decision on review by the Plan Administrator will be binding and conclusive upon all persons, and the Claimant shall neither be required nor be permitted to pursue further appeals to the Plan Administrator.

5.11 Notification of Benefit Determination on Review. Notice of the final benefit determination regarding an Adverse Benefit Determination will be furnished in writing or electronically to the Claimant after a full and fair review. Notice of an Adverse Benefit Determination upon review will be provided at the time described in Section 5.12, 5.13 or 5.14 below, whichever is applicable with respect to a claim, and will, in the case of any Adverse Benefit Determination:
(1)	State the specific reason or reasons for the Adverse Benefit Determination;

(2)	Provide specific reference to pertinent Plan provisions on which the Adverse Benefit Determination is based;
(3)
State that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information relevant to the Claimant’s claim for benefits including (a) documents, records or other information relied upon for the benefit determination, (b) documents, records or other information submitted, considered or generated without regard to whether such documents, records or other information were relied upon in making the benefit determination, (c) documents, records or other information that demonstrates compliance with the standard claims procedure in making the benefit determination on the Claimant’s claim, and (d) in the case of claims regarding health or disability benefits, documents, records or other information that constitutes a statement of policy or guidance with respect to the Plan concerning the denied treatment option or benefit for the Claimant’s diagnosis, without regard to whether such statement of policy or guidance was relied upon in making the benefit determination.

(4)	Describe the Claimant’s right to bring an action under section 502(a) of ERISA;
In the case of an Adverse Benefit Determination regarding health or disability benefits, such notice shall also:
(1)
If an internal rule, guideline, protocol or other similar criterion was relied upon in making the Adverse Benefit Determination, either provide such criterion or state that such criterion was relied upon and that a copy of the criterion will be provided free of charge to the Claimant upon request;

(2)
If the Adverse Benefit Determination is based on a medical necessity, experimental treatment or similar exclusion or limit, either explain the scientific or clinical judgment for the determination, applying the terms of the Plan to the Claimant’s medical circumstances, or state that such explanation will be provided free of charge to the Claimant upon request;

(3)
Include the following statement: “You and your plan may have other voluntary alternative dispute resolution options, such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your State insurance regulatory agency.”

5.12 Timing of Notification Regarding Review of Health Benefit Claims. For Urgent Care Claims, such notice will be furnished as soon as possible, taking into account the medical exigencies, but not later than seventy-two hours following a request for review. For other claims, such notice will be furnished (i) within a reasonable period of time appropriate to the medical circumstances but not later than thirty days following a request for a review of a Pre-Service Claim, and (ii) within a reasonable period of time but not later than sixty days following a request for a review of a Post-Service Claim. The period of time within which a benefit determination on review will be made begins at the time an appeal is filed in accordance with the reasonable procedures of the Plan, without regard to whether all the information necessary to make a benefit determination on review accompanies the filing.

5.13 Timing of Notification Regarding Review of Disability Benefit Claims. Such notice will be furnished within a reasonable period of time but not later than forty-five days following receipt of a request for a review (which period may be extended for up to forty-five additional days provided that the Plan Administrator both determines that such an extension is necessary due to special circumstances and notifies the Claimant prior to the expiration of the initial forty-five-day period of the special circumstances requiring an extension and the date by which the Independent Fiduciary expects to render the determination on review). The period of time within which a benefit determination on review will be made begins at the time an appeal is filed in accordance with the reasonable procedures of the Plan, without regard to whether all the information necessary to make a benefit determination on review accompanies the filing. In the event an extension of time is necessary due to the Claimant’s failure to submit necessary information, the period for making the Adverse Benefit Determination will be tolled from the date on which the notification of the extension is sent to the Claimant until the date on which the Claimant responds to the request for additional information.
5.14 Timing of Notification Regarding Review of Non-Health or Disability Claims. The Plan Administrator shall notify a Claimant of its determination on review with respect to the Adverse Benefit Determination of the Claimant within a reasonable period of time but not later than sixty days after the receipt of the Claimant’s request for review unless the Plan Administrator determines that special circumstances require an extension of time for processing the review of the Adverse Benefit Determination. If the Plan Administrator determines that such extension of time is required, written notice of the extension (which shall indicate the special circumstances requiring the extension and the date by which the Plan Administrator expects to render the determination on review) shall be furnished to the Claimant prior to the termination of the initial sixty-day review period. In no event shall such extension exceed a period of sixty days from the end of the initial sixty-day review period. In the event such extension is due to the Claimant’s failure to submit necessary information, the period for making the determination on a review will be tolled from the date on which the notification of the extension is sent to the Claimant until the date on which the Claimant responds to the request for additional information.
5.15 Exhaustion of Administrative Remedies. Completion of the claims procedures described in this Article V will be a condition precedent to the commencement of any legal or equitable action in connection with a claim for benefits under the Plan by a Claimant or by any other person or entity claiming rights individually or through a Claimant; provided, however, that the Plan Administrator may, in its sole discretion, waive compliance with such claims procedures as a condition precedent to any such action.
5.16 Payment of Benefits. If the Benefits Administrator, Plan Administrator or Independent Fiduciary determines that a Claimant is entitled to a benefit hereunder, payment of such benefit will be made to such Claimant (or commence, as applicable) as soon as administratively practicable after the date the Benefits Administrator, Plan Administrator or Independent Fiduciary determines that such Claimant is entitled to such benefit or on such other date as may be established pursuant to the Plan provisions or, as applicable, designated by the Claimant, Plan Administrator or Independent Fiduciary, as applicable.

5.17 Authorized Representatives. An authorized representative may act on behalf of a Claimant in pursuing a benefit claim or an appeal of an Adverse Benefit Determination. An individual or entity will only be determined to be a Claimant’s authorized representative for such purposes if the Claimant has provided the Plan Administrator with a written statement identifying such individual or entity as his authorized representative and describing the scope of the authority of such authorized representative; provided that, for an Urgent Care Claim, a Health Care Professional with knowledge of a Claimant’s medical condition will be permitted to act as the authorized representative of the Claimant. In the event a Claimant identifies an individual or entity as his authorized representative in writing to the Plan Administrator but fails to describe the scope of the authority of such authorized representative, the Plan Administrator shall assume that such authorized representative has full powers to act with respect to all matters pertaining to the Claimant’s benefit claim under the Plan or appeal of an Adverse Benefit Determination with respect to such benefit claim.
5.18 Temporary Rules Regarding Health Benefit Claims. Health benefit claims made under a Constituent Benefit Program prior to January 1, 2003 shall be subject to the following special benefit claims rules: Section 5.8 shall be applied in place of Section 5.6; Sections 5.5(3) and 5.5(4) shall be inapplicable; Section 5.10 shall be applied in place of Section 5.9; the special rules regarding health benefit claims in Section 5.11 shall be inapplicable; and Section 5.14 shall be applied in place of Section 5.12.

VI.
Funding of Plan
6.1 Source of Benefits. Except with respect to benefits provided by an Insurer or an HMO or through a trust, the Plan shall be self-funded and any benefit payable under the Plan shall be paid from the general assets of the Employer.
6.2 Participant Contributions.
(a) Participants’ contributions, if any, shall be determined by the Employer and shall be set forth in each Constituent Benefit Program Document. Upon enrollment of a Participant in, amendment of coverage under, or enrollment of an Eligible Dependent in any Constituent Benefit Program, each Participant shall be advised of any required Participant contributions with respect to the coverage under such Constituent Benefit Program. Further, Participants’ contributions shall be subject to change by and in the sole discretion of the Employer, and each Participant shall be advised of any such change in the amount of such contributions as provided in the applicable Constituent Benefit Program and, in the absence of such provision, in writing no later than thirty-one days prior to the effective date of such change.
(b) Participants’ contributions shall be paid by Participants in the manner and within the time period set forth in the applicable Constituent Benefit Program Document.
(c) Subject to the terms and conditions set forth in the Dynegy Inc. Pre-Tax Premium and Benefits Plan, Participants shall be permitted to elect to make certain Participant contributions with respect to coverage under certain Constituent Benefit Programs on a pre-tax basis. If a Participant makes such an election, the Participant’s Compensation shall be reduced, and an amount equal to the reduction shall be contributed by the Employer and applied to such Participant’s share of any cost of coverage under the applicable Constituent Benefit Program.
6.3 HMO Premiums. HMO premiums shall be paid by the Plan Administrator to such HMO from the general assets of the Employer and/or Participants’ contributions within the time period required by the applicable Constituent Benefit Program or applicable contract with such HMO or, if earlier, by law.
6.4 Insurance Premiums. Insurance premiums payable with respect to any Insured Constituent Benefit Program shall be paid to the applicable Insurer from the general assets of the Employer and/or Participants’ contributions within the time period required by the applicable Insured Constituent Benefit Program or applicable contract with such Insurer or, if earlier, by law.
6.5 Trust. Benefits under any Constituent Benefit Program, HMO premiums and/or insurance premiums may be paid from any trust established for that purpose (including any trust which is or is intended to be a voluntary employees’ beneficiary association under section 501 (c)(9) of the Code) as determined by the Plan Administrator.

VII.
Administration of Plan
7.1 Plan Administrator. For purposes of ERISA, the Company shall be the “administrator” and the “named fiduciary” with respect to the Plan. The general administration of the Plan and of the Constituent Benefit Programs shall be vested in the Plan Administrator or, if there be more than one, the Plan Administrators. There may be more than one Plan Administrator with respect to the Plan and/or a Constituent Benefit Program. Appendix B shall identify and describe the respective powers, duties and responsibilities of each Plan Administrator. If no Plan Administrator is designated by the Board for the Plan and/or a Constituent Benefit Program, the Company shall be the Plan Administrator as to the Plan and/or Constituent Benefit Program which is lacking an identified and appointed Plan Administrator. Each Plan Administrator shall constitute a fiduciary of the Plan for all purposes of ERISA with respect to the duties and responsibilities assigned to such Plan Administrator as described on Appendix B. Each Plan Administrator, upon appointment by the Board as a Plan Administrator, shall be notified in writing of such appointment, which written notification shall affirmatively advise the Plan Administrator of his or her fiduciary status for purposes of ERISA.
7.2 Discretion to Interpret Plan. A Plan Administrator shall have absolute discretion to construe and interpret any and all provisions of the Plan and/or the Constituent Benefit Programs which are relevant to the duties and responsibilities of such Plan Administrator as described on Appendix B, including, but not limited to, the discretion to resolve ambiguities, inconsistencies, or omissions conclusively; provided, however, that all such discretionary interpretations and decisions shall be applied in a uniform and nondiscriminatory manner to all Participants, beneficiaries, and Covered Eligible Dependents who are similarly situated. The decisions of the Plan Administrator upon all matters within the scope of its authority shall be binding and conclusive upon all persons.
7.3 Powers and Duties. In addition to the powers described in Section 7.2 and all other powers specifically granted under the Plan, a Plan Administrator shall have all powers necessary or proper to administer the Plan and/or a Constituent Benefit Program with respect to the duties and responsibilities of such Plan Administrator as described on Appendix B and to discharge its duties and responsibilities under the Plan, including, but not limited to, the following powers:
(1)
To make and enforce such rules, regulations, and procedures as it may deem necessary or proper for the orderly and efficient administration of the Plan and/or a Constituent Benefit Program with respect to the duties and responsibilities of such Plan Administrator as described on Appendix B;

(2)	With the consent of the Company, to enter into an Administrative Services Agreement with an individual or entity;
(3)
In its discretion and as applicable with respect to the duties and responsibilities of such Plan Administrator as described on Appendix B, to interpret and decide all matters of fact in granting or denying benefits under the Plan and/or a Constituent Benefit Program its interpretation and decision thereof to be final and conclusive on all persons claiming benefits under the Plan and/or a Benefit Constituent Program;

(4)
In its discretion and as applicable with respect to the duties and responsibilities of such Plan Administrator as described on Appendix B, to determine eligibility under the terms of the Plan and/or a Constituent Benefit Program, its determination thereof to be final and conclusive on all persons;

(5)
In its discretion and as applicable with respect to the duties and responsibilities of such Plan Administrator as described on Appendix B, to determine the amount of and authorize the payment of benefits under the Plan and/or a Constituent Benefit Program, its determination and authorization thereof to be final and conclusive on all persons;

(6)
To prepare and distribute information explaining the Plan and/or a Constituent Benefit Program to the extent pertaining to provisions of the Plan as to which the Plan Administrator has duties and responsibilities as described on Appendix B;

(7)	To obtain from the Employer, Employees, beneficiaries, and Eligible Dependents such information as may be necessary for the proper administration of the Plan and/or a Constituent Benefit Program;
(8)	With the consent of the Company, to appoint an Administrative Services Provider; and
(9)	With the consent of the Company, to sue or cause suit to be brought in the name of the Plan.
7.4 Expenses. The Employer shall pay the reasonable expenses incident to the administration of the Plan, including, but not limited to, the compensation of any legal counsel, advisors, or other technical or clerical assistance as may be required; and any other expenses incidental to the operation of the Plan that it determines are proper. Expenses of the Plan may be prorated, as determined by the Company, among the Company and Participating Employers.
7.5 Right to Delegate. A Plan Administrator may from time to time delegate to one or more of the Employer’s officers, employees, or agents, or to any other person or organization, any of its powers, duties, and responsibilities with respect to the operation and administration of the Plan, including, but not limited to, the administration of claims, the authority to authorize payment of benefits, the review of denied or modified claims, and the discretion to decide matters of fact and to interpret Plan provisions (subject to the ultimate discretion of the Plan Administrator). A Plan Administrator also may from time to time employ, and authorize any person to whom any of its fiduciary responsibilities have been delegated to employ, persons to render advice with regard to any fiduciary responsibility held hereunder. Upon designation and acceptance of such delegation, employment, or authorization, the Plan Administrator shall have no liability for the acts or omissions of any such designee as long as the Plan Administrator does not violate its fiduciary responsibility in making or continuing such designation. Any delegation of fiduciary responsibility shall be reviewed at least annually by the delegating Plan Administrator and shall be terminable upon such notice as such Plan Administrator in its discretion deems reasonable and prudent under the circumstances.

7.6 Reliance on Reports, Certificates, and Participant Information. A Plan Administrator shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions, and reports furnished by an actuary, accountant, controller, counsel, insurance company, Administrative Services Provider, or other person who is employed or engaged for such purposes. Moreover, a Plan Administrator and the Employer shall be entitled to rely upon information furnished to the Plan Administrator or the Employer by a Participant or Eligible Dependent, including, but not limited to, such person’s current mailing address.
7.7 Indemnification. The Company shall indemnify and hold harmless each employee of the Company who is a fiduciary under the Plan against any and all expenses and liabilities arising out of such member’s or such Employee’s administrative functions or fiduciary responsibilities, including, but not limited to, any expenses and liabilities that are caused by or result from an act or omission constituting the negligence of such individual in the performance of such functions or responsibilities, but excluding expenses and liabilities arising out of such individual’s own gross negligence or willful misconduct. Expenses against which such person shall be indemnified hereunder include, but are not limited to, the amounts of any settlement, judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted or a proceeding brought. Notwithstanding the foregoing provisions of this Section, this Section shall not apply to, and the Company shall not indemnify against, any expense that was incurred without the consent or approval of the Company, unless such consent or approval has been waived in writing by the Company.
7.8 Fiduciary Duty. Each fiduciary under the Plan shall discharge his duties and responsibilities with respect to the Plan:
(1)
Solely in the interest of Participants and for the exclusive purpose of providing benefits to Participants, Covered Eligible Dependents, and their beneficiaries and of defraying reasonable expenses of administering the Plan;

(2)
With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

(3)	In accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with applicable law.
“No fiduciary under the Plan shall cause the Plan to enter into a “prohibited transaction” as provided in section 406 of ERISA or section 4975 of the Code.
7.9 Compensation and Bond. An Employee of the Company who is a fiduciary under the Plan shall not receive compensation for services so rendered as a fiduciary of the Plan. To the extent required by ERISA or other applicable law, the Plan Administrator shall furnish bond or security for the performance of its duties hereunder.

VIII.
Amendment and Termination of Plan
8.1 Right to Amend. Notwithstanding any provision of any other communication, either oral or written, made by the Employer, an Administrative Services Provider, or any other individual or entity to Employees, to any service provider, or to any other individual or entity, the Company reserves the absolute and unconditional right to amend the Plan and any or all Constituent Benefit Programs incorporated herein from time to time on behalf of itself and each Participating Employer, including, but not limited to, the right to reduce or eliminate benefits provided pursuant to the provisions of the Plan or any Constituent Benefit Program as such provisions currently exist or may hereafter exist, and the right to amend prospectively or retroactively. Amendments to the Plan and/or a Constituent Benefit Program may be effected by action by the Board or the Compensation Committee of the Board; provided, however, that (a) any amendments to the Plan and/or a Constituent Benefit Program that do not have a significant cost impact on the Employer may also be made by the Benefit Plans Committee and (b) any amendments to the Plan that do not have any cost impact on the Employer may also be made by the Chairman of the Benefit Plans Committee.
8.2 Right to Terminate. The Employer hopes and expects to continue the Plan indefinitely. However, notwithstanding any provision of any other communication, either oral or written, made by the Employer, the Plan Administrator, an Administrative Services Provider, or any other individual or entity to Employees, any service provider, or any other individual or entity, the Company reserves the absolute and unconditional right to terminate the Plan and any and all Constituent Benefit Programs, in whole or in part, on behalf of itself and each Participating Employer, with respect to some or all of the Employees. Any termination of the Plan or the Constituent Benefit Programs shall be in writing and shall be executed by an officer of the Company.
8.3 Effect of Amendment or Termination. If the Plan is amended or terminated, each Participant, beneficiary, and Covered Eligible Dependent shall have no further rights hereunder and the Employer shall have no further obligations hereunder except as otherwise specifically provided under the terms of the Plan and each Constituent Benefit Program; provided, however, that no modification, alteration, amendment, suspension, or termination shall be made that would diminish any vested accrued benefits arising from incurred but unpaid claims of Participants or their Covered Eligible Dependents or beneficiaries existing prior to the effective date of such modification, alteration, amendment, suspension, or termination.
8.4 Delegation to Benefit Plans Committee. From time to time, the Board may delegate to the Benefit Plans Committee certain of its powers pursuant to this Article VIII. Any action taken by the Benefit Plans Committee pursuant to such delegation shall be deemed the act of the Board without need for further action on the part of such Board.
8.5 Effect of Oral Statements. Any oral statements or representations made by the Employer, an Administrative Services Provider, or any other individual or entity that alter, modify, amend, or are inconsistent with the written terms of the Plan shall be invalid and unenforceable and may not be relied upon by any Employee, beneficiary, Eligible Dependent, service provider, or other individual or entity.

IX.
Miscellaneous Provisions
9.1 No Guarantee of Employment. Neither the Plan nor any provisions contained in the Plan shall be construed to be a contract between the Employer and an Employee, or to be consideration for or an inducement of the employment of any Employee by the Employer. Nothing contained in the Plan shall grant any Employee the right to be retained in the service of the Employer or limit in any way the right of the Employer to discharge or terminate the service of any Employee at any time, without regard to the effect such discharge or termination may have on any rights under the Plan.
9.2 Payments to Minors and Incompetents. If a Participant entitled to receive any benefits under the Plan is a minor, is determined by the Plan Administrator in its discretion to be incompetent, or is adjudged by a court of competent jurisdiction to be legally incapable of giving valid receipt and discharge for benefits provided under the Plan, the Plan Administrator in its discretion may pay such benefits to the duly-appointed guardian or conservator of such person or to any third party who is authorized (as determined in the discretion of the Plan Administrator) to receive any benefit under the Plan for the account of such Participant. Such payment shall operate as a full discharge of all liabilities and obligations of the Plan Administrator under the Plan with respect to such benefits.
9.3 No Vested Right to Benefits. No Participant or person claiming through such Participant shall have any right to or interest in any benefits provided under the Plan upon termination of his employment, his retirement, termination of Plan participation, or any other circumstance, except as specifically provided under the Plan.
9.4 Nonalienation of Benefits.
(a) Except as provided in Sections 9.4(b), 9.8, and 9.10, or as the Plan Administrator may otherwise permit by rule or regulation, no interest in or benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any action by a Participant to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void and of no effect; nor shall any interest in or benefit payable under the Plan be in any way subject to any legal or equitable process, including, but not limited to, garnishment, attachment, levy, seizure, or the lien of any person. This provision shall be construed to provide each Participant, or other person claiming any interest or benefit in the Plan through a Participant, with the maximum protection afforded such Participant’s interest in the Plan (and the benefits provided thereunder) by law against alienation, encumbrance, and any legal and equitable process, including, but not limited to, attachment, garnishment, levy, seizure, or other lien.
(b) Plan provisions to the contrary notwithstanding, the Plan Administrator shall comply with the terms and provisions of a “qualified domestic relations order” within the meaning of section 414(p) of the Code and section 206(d) of ERISA.

9.5 Unknown Whereabouts. It shall be the affirmative duty of each Participant to inform the Plan Administrator or its delegate of, and to keep on file with the Plan Administrator, his current mailing address and the current mailing address of each Covered Eligible Dependent and beneficiary of such Participant. If a Participant fails to inform the Plan Administrator of his current mailing address or the current mailing address of each Covered Eligible Dependent or beneficiary, neither the Plan Administrator, any Administrative Services Provider, nor the Employer shall be responsible for any late payment or loss of benefits or for failure of any notice to be provided or provided timely under the terms of the Plan to such individual.
9.6 Participating Employers. It is contemplated that affiliates of the Company may become Participating Employers hereunder pursuant to the provisions of this Section. By written instrument delivered to the Secretary of the Company and the designated Participating Employer, the Company may designate any affiliated entity or organization eligible by law to participate in the Plan as a Participating Employer or, with the consent of the Company, any such affiliated entity or organization may elect to participate in the Plan as a Participating Employer. Such written instrument shall specify the effective date of such designated participation and the extent of such participation to the extent it does not extend to all Constituent Benefit Programs, and such written instrument shall become a part of the Plan as to such designated Participating Employer and its Employees. Upon its provision of any information to the Company required by the terms of, or otherwise submitted with respect to, the Plan, each Participating Employer shall be conclusively presumed to have consented to such designation and to have adopted the Plan, and to have agreed to be bound by the terms of the Plan and any and all amendments thereto; provided, however, that the terms of the Plan may be modified to increase the obligations of a Participating Employer only with the consent of such Participating Employer, which consent shall be conclusively presumed upon such Participating Employer’s provision of any information to the Company required by the terms of, or otherwise submitted with respect to, the Plan following notice of such modification. Transfer of employment among the Company and Participating Employers shall not be considered a termination of employment hereunder. By appropriate action of its Board of Directors or noncorporate counterpart, any Participating Employer may terminate its participation in the Plan by giving written notice of intent to withdraw to the Company and the Secretary of the Company at least ninety days prior to the proposed date of withdrawal, unless the Company agrees to waive all or part of such ninety-day notice. Moreover, the Company in its discretion may terminate a Participating Employer’s Plan participation at any time by giving written notice of such termination to the Participating Employer.
9.7 Notice and Filing. Any notice, administrative form, or other communication required to be provided to, delivered to, or filed with the Plan Administrator shall include provision to, delivery to, or filing with any person or entity designated by the Plan Administrator to be an agent for the disbursement and receipt of administrative forms and communications, including, but not limited to, the Administrative Services Provider. Except as otherwise provided herein, where such provision, delivery, or filing is required, such provision, delivery, or filing shall be deemed given or made only upon actual receipt of such notice, administrative form, or other communication by the Plan Administrator or designee. Unless otherwise provided by law, any notice or other document sent by the Employer, the Plan Administrator, or an Administrative Services Provider shall be deemed given or made when deposited in the mail, when entrusted to a courier or delivery service, or when sent by telefax or other electronic means.

9.8 Incorrect Information, Fraud, Concealment, or Error. Any contrary provisions of the Plan notwithstanding, if, because of a human or systems error, or because of incorrect information provided by or correct information failed to be provided by, fraud, misrepresentation, or concealment of any relevant fact (determined in the sole opinion of the Plan Administrator) by any Participant, Covered Eligible Dependent, beneficiary, or other individual, the Plan enrolls any individual in a Constituent Benefit Program, provides continuation of coverage to any individual pursuant to Article IV, or pays a benefit claim under the Plan, incurs a liability for failure to so enroll, provide continuation of coverage, or pay a benefit claim, or for terminating enrollment or continuation of coverage, or makes any overpayment or erroneous payment to any individual or entity, the Plan Administrator shall be entitled to recover, in any manner the Plan Administrator in its discretion deems necessary or appropriate for such recovery, from such Participant, Covered Eligible Dependent, beneficiary, or other individual such benefit paid or the amount of such liability incurred and any and all expenses incidental to or necessary for such recovery. Human or systems error or omission shall not deprive an Eligible Employee or an Eligible Dependent of coverage or affect in any way the amount of a Participant’s, Covered Eligible Dependent’s, or beneficiary’s benefit to which such Participant, Covered Eligible Dependent, or beneficiary is otherwise entitled under the terms of the Plan.
9.9 Medical Responsibilities. With regard to Constituent Benefit Programs providing medical and other health-related benefits, all responsibility for medical decisions with respect to a Participant or Covered Eligible Dependent concerning any treatment, drug, service, or supply rests with the Participant or Covered Eligible Dependent and such person’s treating physician. Neither the Employer, the Plan, the Plan Administrator, nor an Administrative Services Provider has any responsibility for any such medical decision or for any act or omission of any physician, hospital, pharmacist, nurse, or other provider of medical goods or services, and each of them may rely upon the representations of any physician, hospital pharmacist, nurse, or other provider of goods or services without any duty to verify independently the truth of such representations. The preceding notwithstanding, a decision concerning any treatment, drug, service, or supply, or any other decision made by a Participant, Covered Eligible Dependent, or provider, shall in no way affect the decision by the Plan Administrator or its delegate that a benefit is or is not payable from the Plan with respect to such treatment, drug, service, or supply.
9.10 Compromise of Claims. A claim for benefits may be compromised on any terms acceptable to both the Participant and the Plan Administrator.
9.11 Electronic Administration. The Plan may be administered electronically by use of telephonic and/or computer resources. It is specifically contemplated that, where the Plan refers to communications such as designations, writings, notices, forms, elections, and the like, such communications may occur electronically pursuant to such rules and procedures as the Plan Administrator may establish.
9.12 Tax Payments. The Employer shall have the right to withhold from an Employee’s Compensation or seek reimbursement of federal or state income tax withholding or employment taxes assessed with respect to any payment under any Constituent Plan or any benefit coverage elected by the Employee under the Constituent Plan which is not excludable from the gross income of the Employee.

9.13 Compensation and Bond. The Administrator or its delegates shall not receive compensation with respect to their services. To the extent required by applicable law, but not otherwise, the Administrator shall furnish bond or security for the performance of their duties hereunder.
9.14 Jurisdiction. Except to the extent that ERISA applies to this Plan and preempts state laws, the Plan shall be construed, enforced and administered according to the laws of the state of Texas.
9.15 Severability. In case any provision of the Plan is held to be illegal or invalid for any reason, such illegal or invalid provision shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had not been included therein. Moreover, if any benefits provided under a Constituent Benefit Program are determined to be other than benefits which are eligible to constitute an employee welfare benefit plan within the meaning of section 3(1) of ERISA, such determination shall not prevent the remainder of the Plan from qualifying as such an ERISA plan.

X.
Qualified Medical Child Support Orders
Contrary Plan provisions notwithstanding, each Group Health Plan shall provide benefits and coverages in accordance with the applicable requirements of any “qualified medical child support order,” as such term is defined in section 609(a)(2)(A) of ERISA, and the Plan Administrator shall establish such rules and procedures regarding “medical child support orders” and “qualified medical child support orders,” as such terms are defined, respectively, in sections 609(a)(2)(A) and 609(a)(2)(B) of ERISA, as are required under section 609 of ERISA. The provisions of this Article X shall supercede and entirely replace any provisions regarding medical child support orders which are in a Constituent Benefit Program Document.

XI.
COBRA Continuation Coverage
Contrary Plan provisions notwithstanding, each Group Health plan shall provide COBRA continuation coverage for Participants or Covered Eligible Dependents (i) to the extent and only to the extent required by section 4980B of the Code, sections 601 through 607 of ERISA and regulations promulgated pursuant to such statutes and (ii) in accordance with election procedures and rules prescribed by section 4980B of the Code, sections 601 through 607 of ERISA and regulations promulgated pursuant to such statutes. Persons electing COBRA continuation coverage pursuant to this Article XI shall be required to contribute the amount established by the Plan Administrator as a condition to such coverage (but not in excess of the amount permitted to be required under section 4980B(f)(2)(C) of the Code and section 602(c) of ERISA). The provisions of this Article XI shall supercede and entirely replace any provisions regarding COBRA continuation coverage which are in a Constituent Benefit Program Document.

XII.
FMLA Coverage
To the extent required by the Family and Medical Leave Act of 1993, each Group Health Plan shall provide for continuation of coverage and reinstatement of coverage for a Participant and his Covered Eligible Dependents if such Participant takes a leave of absence from the Employer pursuant to the rights afforded him under such Act and complies with the requirements imposed upon him under such Act as a condition to such rights. The provisions of this Article XII shall supercede and entirely replace any provisions regarding requirements under the Family and Medical Leave Act of 1993 which are in a Constituent Benefit Program Document.

XIII.
USERRA
To the extent required by the Uniformed Services Employment and Reemployment Rights Act of 1994 (“USERRA”), each Constituent Benefit Program that is a “health plan,” as defined by section 4303(7) of USERRA, shall provide for continuation of coverage and reinstatement of coverage for a Participant and his Covered Eligible Dependents if such Participant takes a leave of absence from the Employer for “services in the uniformed services,” as defined by section 4303(13) of USERRA and complies with the requirements imposed upon him under such Act. The provisions of this Article XIII shall supercede and entirely replace any provisions regarding requirements under USERRA which are in a Constituent Benefit Program Document.

XIV.
RESTRICTIONS REGARDING
PROTECTED HEALTH INFORMATION
14.1 Purpose of Article.
The purpose of this Article XIV is to cause the Plan (A) to comply with the Plan document’s restrictions on uses and disclosure of protected health information (“PHI”)(i.e., individually identifiable health information as described in Section 164.501 of the Regulations) by the Company and (B) to provide for other rules and restrictions necessary for the Plan to comply with the PHI requirements of applicable laws regarding the privacy of PHI. This Article is to be construed and interpreted in accordance with such purposes.
14.2 Provision of Information to the Company Pursuant to Authorization. The Plan may at any time disclose to and the Company may receive from the Plan PHI if such disclosure and use is pursuant to and in accordance with a valid authorization from the individual who is the subject of such information.
14.3 Provision of Summary Health Information to Company. The Company may receive from the Plan and use PHI if the information consists solely of “summary health information” (“SHI”) (i.e. information that summarizes the claims history, claims expenses or type of claims experienced by covered persons under the plan as such term is described in Section 164.504 of the Regulations) and only if the Company certifies to the fiduciaries of the Plan (i.e., the Plan Administrator(s)) that the information is being requested for one or more of the following:
(1)	For the purpose of enabling the Company to obtain premium bids from health insurers for providing health insurance coverage under the Plan;
(2)	For purposes of determining whether and, if so, how to modify or amend the Plan; or
(3)	For purposes of determining whether and, if so, how to terminate the Plan, in whole or in part.

14.4 General Provision of Health Information to Company. The Company may receive from the Plan and use PHI if (A) the Company certifies in writing to the Plan’s fiduciaries (i.e., the Plan Administrator(s)) that the Plan incorporates the restrictive provisions described in items (A) through (J) below and the separation requirements described in Section 14.5 below and (B) the Company agrees to comply with the following restrictions and requirements regarding the PHI which is provided by the Plan to the Company:
(1)
The Company will not use or further disclose the information other than as permitted or required by the Plan documents or as required by law or the Regulations as set forth in the Dynegy Inc. and Affiliates Employee Plan Protected Health Information Privacy Policy (the “Privacy Policy”);

(2)
The Company will ensure that any agents, including a subcontractor, to whom it provides PHI received from the Plan agree to the same restriction and conditions that apply to the Company with respect to such information;

(3)	The Company will not use or disclose the information for employment-related actions and decisions or in connection with any other benefit or employee benefit plan of the Company;
(4)	The Company will report to the Plan any use or disclosure of the information that is inconsistent with the uses or disclosures provided for of which it becomes aware;
(5)	The Company will make available to Participants PHI in accordance with Section 164.524 of the Regulations as set forth in the Privacy Policy;
(6)	The Company will make available to Participants PHI for amendment and incorporate any amendments to PHI in accordance with Section 164.526 of the Regulations as set forth in the Privacy Policy;
(7)
The Company will make available to Participants the information required to provide an accounting of disclosures in accordance with Section 164.528 of the Regulations as set forth in the Privacy Policy;

(8)
The Company will make its internal practices, books and records relating to the use and disclosure of PHI received from the Plan available to the Secretary of Health and Human Services for purposes of determining compliance by the Plan with the Regulations;

(9)
If feasible, the Company will return or destroy all PHI received from the Plan that the Company still maintains in any form and retain no copies of such information when no longer needed for the purpose for which disclosure was made or if such return or destruction is not feasible, the Company will limit further uses and disclosures to those purposes that make the return or destruction of the information infeasible; and

(10)	The Company will ensure the adequate separation required pursuant to Section 14.5 below.

14.5 Adequate Separation. At all times, there shall be adequate separation between the Plan and the Company in accordance with the requirements imposed pursuant to Section 164.504(f)(2)(iii) of the Regulations. In order to comply with such adequate separation requirements:
(1)
The only employees, classes of employees or other persons under the control of the Company to be given access to PHI disclosed to the Company or who receives PHI relating to payment under, health care operations of, or other matters pertaining to the Plan in the ordinary course of business are: those individuals employed by or providing services to the division of the Company’s Human Resources Department which deals with the administration and processing of benefit claims under the Plan, the Plan’s fiduciaries (i.e., the Plan Administrator(s)), the members of the compensation committee of the Company’s Board of Directors, the Plan’s Privacy Officer and other employees/individuals who have been identified by the Privacy Officer as persons who may have need to access PHI whether by virtue of being involved in the ongoing operation and administration of the Plan or being involved in such Plan sponsor activities that may entail bid proposals, etc.

(2)
The access to and use by the Company and the other individuals and entities described in item (A) above is restricted to (i) the Plan administration functions that the Company performs in connection with the operation and administration of the Plan, (ii) the Plan sponsor functions with respect to which the Company is entitled to receive SHI pursuant to Section 14.4 above, (iii) uses and disclosures described in an authorization by the Plan Participant, and (iv) uses and disclosures that are described to Plan Participants in the Notice of Privacy Practices and Consent for Dynegy Inc. and Affiliates Plan Participants, as required by Section 164.520 of the Regulations.

(3)
In the event that any person described in item (A) of this section fails to comply with any of the requirements of this section or of Section 14.4 above, the noncompliance shall be reported to the Plan’s Privacy Office in a report describing the name of the noncompliant person and a summary of the details regarding such person’s noncompliance. Upon receipt of such report, the Plan’s Privacy Officer shall solicit a response from the person who has been reported as noncompliant giving such person the opportunity to contest the charge of noncompliance or to offer justification or other reasons why sanctions should not be imposed with respect to the noncompliance. The Plan’s Privacy Officer shall, after considering all details and facts and circumstances relating to an alleged act of noncompliance for which sanctions may be imposed pursuant to this item (C), determine if a sanction should be imposed (which sanction may range from a warning that subsequent acts of noncompliance may result in significant penalties to proposed dismissal from employment or termination of contract, as applicable). Upon determination of a sanction and if the sanction may be imposed under the authority of the Plan’s Privacy Officer, the sanction shall be imposed. If the sanction requires action of the Company, the Plan’s Privacy Officer shall confer with the appropriate executives of the Company. If the Company, following consideration of a proposed sanction from the Plan’s Privacy Officer for noncompliance with the requirements of sections 14.4 and 14.5 by a person or entity, determines not to impose such sanction, the Company shall advise the Plan’s Privacy Officer. In such event, the Plan’s Privacy Officer must consider and propose an alternative sanction for the noncompliant person or entity.”

14.6 Privacy Officer. The Company shall appoint a privacy officer for the Plan. The Company may remove the Plan’s then existing privacy officer at any time upon written notice provided that the Company has appointed a successor privacy officer to serve and such successor privacy officer has consented to act as privacy officer for the Plan. Any privacy officer appointed for the Plan shall signify his or her consent to act as privacy officer for the Plan in writing to the Company. The Plan privacy officer shall have the responsibility to oversee all ongoing activities related to the development, implementation, maintenance of, and adherence to the Plan’s policies and procedures covering the privacy of, and access to, personal health information in compliance with federal and state laws and the Plan’s information privacy practices. The Plan privacy officer’s duties and responsibilities focus upon the operation and administration of the Plan (including activities conducted via the services of insurers, business associates, such as third-party administrators, COBRA vendors and utilization review organizations, and employees and agents of the Company) and the activities of the Company regarding the Plan in its capacity as sponsor of the Plan. In order to carry out such general powers, duties and responsibilities, the Plan’s privacy officer shall have the following specific powers, duties and responsibilities:
(1)	To develop and propose to the Plan fiduciaries (i.e., the Plan Administrator) a protected health information policy for the Plan, which policy when adopted shall become the Privacy Policy.
(2)
Provides development guidance and assists in the identification, implementation, and maintenance of information privacy policies and procedures in coordination with management and administration, and legal counsel.

(3)
Performs initial and periodic information privacy risk assessments and conducts related ongoing compliance monitoring activities in coordination with information privacy compliance and operational assessment functions.

(4)
Works with legal counsel and management, key departments, and committees to ensure the Company has and maintains appropriate privacy and confidentiality consent, authorization forms, and information notices and materials reflecting current organization and legal practices and requirements.

(5)
Oversees, directs, delivers, or ensures delivery of initial and privacy training and orientation to all parties who may have access to PHI in connection with the Plan including Company employees, Plan service providers, contractors, Plan business associates, such as third-party administrators, COBRA vendors and utilization review organizations and other appropriate third parties.

(6)
Participates in the development, implementation, and ongoing compliance monitoring of all trading partner and business associate agreements, to ensure all privacy concerns, requirements, and responsibilities are addressed.

(7)	Establishes with management and operations a mechanism to identify all of the Company’s plans and benefit arrangements which are “covered entities” for purposes of the laws governing PHI.

(8)	Tracks and monitors access to PHI within the Company in connection with the operation and administration of the Plan and its sponsorship by the Company.

(9)	Establishes rules to determine when to allow qualified individuals to review or receive a report on PHI privacy activity.

(10)
Works cooperatively with the Human Resources Department and other applicable Company offices/personnel in overseeing Plan Participants’ rights to inspect, amend and restrict access to PHI when appropriate.

(11)
Establishes and administers a process for receiving, documenting, tracking, investigating, and taking action on all complaints concerning privacy policies regarding the Plan and procedures in coordination and collaboration with other similar functions and, when necessary, legal counsel.

(12)
Ensures compliance with privacy practices and consistent application of sanctions for failure to comply with Plan privacy policies for all individuals in the Company’s workforce, extended workforce, and for all business associates, such as third-party administrators, COBRA vendors and utilization review organizations, in cooperation with Human Resources, administration, and legal counsel as applicable.

(13)	Initiates, facilitates and promotes activities to foster information privacy awareness within the Company.

(14)
Reviews all system-related information security plans throughout the Company’s network to ensure alignment between security and privacy practices, and acts as a liaison to the information systems department.

(15)
Works with all Company personnel and business associates, such as third-party administrators, COBRA vendors and utilization review organizations, involved with any aspect of release of Plan PHI, to ensure full coordination and cooperation under the Plan’s privacy policies and procedures and legal requirements.

(16)	Maintains current knowledge of applicable federal and state privacy laws and monitors advancements in information privacy technologies to ensure organizational adaptation and compliance.
(17)	Serves as information privacy consultant to the Company with respect to the Plan.

14.7 Coverage and Effective Pate. This Article shall apply only to those Constituent Benefit Programs which have been designated as Plan health care components (as such term is defined in Section 164.504 of the regulations promulgated pursuant to the Health Insurance Portability and Accountability Act). This Article shall be effective as of April 14, 2003 for Plan health care components which have annual receipts of $5,000,000.00 or more and April 14, 2004 as to all other Plan health care components.

DYNEGY INC.
By:	/s/ Jane D. Jones
	Name:	Jane D. Jones

Appendix A
Dynegy Inc.
Comprehensive Welfare Benefits Plan
Prior Plans
Dynegy Inc. Group Medical Plan
Dynegy Inc. Employee Assistance Plan
Dynegy Inc. Medical Reimbursement Plan
Dynegy Inc. Dependent Care Plan
Dynegy Inc. Group Life and Accidental Death and Dismemberment Insurance Plan
Dynegy Inc. Long Term Disability Plan
Dynegy Flexible Spending Account Benefits Plan
Dynegy Inc. Group Health Insurance Premiums Only Plan
Dynegy Inc. Business Travel Accident Plan
The Dynegy Inc. Midstream Services Union Managed Indemnity Plan
The Dynegy Inc. Severance Pay Plan
The Dynegy Inc. Executive Severance Pay Plan
The Illinois Power Company Long Term Disability Plan
The Illinois Power Company Dental Plan
The Illinois Power Company Group Insurance Plan for All Employees
The Illinois Power Health Care Reimbursement Program
The Illinois Power Dependent Care Program and
the Illinois Power Flexible Benefits Program

A-1

Appendix B
Dynegy Inc.
Comprehensive Welfare Benefits Plan
Constituent Benefit Programs
I.	Dynegy Inc. Group Medical Plan
•
Participating Employers: Effective January 1, 2002 — Dynegy Inc. (Plan Sponsor), Calcasieu Power, LLC, Dynegy Global Liquids (Cayman) Ltd., Dynegy Global Communications, Inc., Illinova Energy Partners, Inc., Illinova Generating Company, Dynegy Midstream Services, Limited Partnership, Dynegy Marketing and Trade, Dynegy Power Marketing, Inc., Dynegy Power Corp. and Illinois Power Company (for non-collectively bargained employees). Effective February 1, 2002 — Northern Natural Gas Company.

•
Constituent Benefit Plan Documents: Summary Plan Descriptions; Dynegy Inc. Employee Welfare Benefit Trust; Administrative Services Contracts with United HealthCare, Merck Medco Rx Services, Blue Cross/Blue Shield of Illinois, Express Scripts, Inc., Behavioral Health Systems, United Behavioral Health (commencing March 1, 2002), Managed Health Network (until February 28, 2002), Delta Dental Insurance Company and Vision Service Plan; Health Maintenance Organization Contracts with CIGNA HMO, Health Alliance and Ochsner; and Insurance Contracts with Delta Dental Insurance Company, Vision Plan and CIGNA International.

•
Plan Administrators: With respect to benefits provided or administered under their respective contracts, United HealthCare, Merck Medco RX Services, Blue Cross/Blue Shield of Illinois, Express Scripts, Inc., Behavioral Health Systems, United Behavioral Health (commencing March 1, 2002), Managed Health Network (until February 28, 2002), Delta Dental Insurance Company and Vision Service Plan, CIGNA HMO, Health Alliance, Ochsner, Vision Service Plan and CIGNA International shall serve as benefit claims and claims appeals fiduciaries for the Dynegy Inc. Group Medical Plan and shall have the following powers, duties and responsibilities:

(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Dynegy Inc. Group Medical Plan, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Dynegy Inc. Group Medical Plan;

(2)	The sole discretionary authority to determine and authorize payment of medical benefits under the Dynegy Inc. Group Medical Plan, any such decision thereof to be final and conclusive on all persons;
(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Dynegy Inc. Group Medical Plan except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)	Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Dynegy Inc. Group Medical Benefit Plan.
The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties not described above with respect to the Dynegy Inc. Group Medical Plan, including, but not limited to, the following powers and duties:
(1)	In its sole discretionary authority, to determine eligibility under the terms of the Dynegy Inc. Group Medical Plan, its decision thereof to be final and conclusive on all persons;
(2)	To prepare and distribute information explaining the Dynegy Inc. Group Medical Plan including, but not limited to, all materials and information required to be distributed pursuant to ERISA;
(3)	To perform any and all reporting and disclosure required with respect to the Dynegy Inc. Group Medical Plan under applicable provisions of ERISA;
(4)	To sue or cause suit to be brought in the name of the Plan with respect to the Dynegy Inc. Group Medical Plan;
(5)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan Documents with respect to the Dynegy Inc. Group Medical Plan, in such manner and to such extent as it deems expedient; and

(6)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Dynegy Inc. Group Medical Plan.

II.	Dynegy Inc. Employee Assistance Plan
•
Participating Employers: Effective January 1, 2002 — Dynegy Inc., Calcasieu Power, LLC, Dynegy Global Liquids (Cayman) Ltd., Dynegy Global Communications, Inc., Illinova Energy Partners, Inc., Illinova Generating Company, Dynegy Midstream Services, Limited Partnership, Dynegy Marketing and Trade, Dynegy Power Marketing, Inc., Dynegy Power Corp. and Illinois Power Company (for non-collectively bargained employees). Effective February 1, 2002 — Northern Natural Gas Company.

•
Constituent Benefit Plan Documents: Summary Plan Descriptions; and Administrative Services Contracts with Chestnut Health Systems, Managed Health Network (until February 28, 2002) and United Behavioral Health (commencing March 1, 2002).

•
Plan Administrators: With respect to benefits provided or administered under their respective contracts, Chestnut Health Systems, Managed Health Network (until February 28, 2002) and United Behavioral Health (commencing March 1, 2002) shall serve as benefit claims and claims appeals fiduciaries for the Dynegy Inc. Employee Assistance Plan and shall have the following powers, duties and responsibilities:

(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Dynegy Inc. Employee Assistance Plan, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Dynegy Inc. Employee Assistance Plan;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Dynegy Inc. Employee Assistance Plan, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Dynegy Inc. Employee Assistance Plan except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)	Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Dynegy Inc. Employee Assistance Plan.
The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties not described above with respect to the Dynegy Inc. Employee Assistance Plan, including, but not limited to, the following powers and duties:
(1)	In its sole discretionary authority, to determine eligibility under the terms of the Dynegy Inc. Employee Assistance Plan, its decision thereof to be final and conclusive on all persons;

(2)	To prepare and distribute information explaining the Dynegy Inc. Employee Assistance Plan including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(3)	To perform any and all reporting and disclosure required with respect to the Dynegy Inc. Employee Assistance Plan under applicable provisions of ERISA;

(4)	To sue or cause suit to be brought in the name of the Plan with respect to the Dynegy Inc. Employee Assistance Plan;

(5)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan documents with respect to the Dynegy Inc. Employee Assistance Plan, in such manner and to such extent as it deems expedient; and

(6)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Dynegy Inc. Employee Assistance Plan.

III.	Dynegy Inc. Health Care Spending Account Program
•
Participating Employers: Effective January 1, 2002 — Dynegy Inc., Calcasieu Power, LLC, Dynegy Global Liquids (Cayman) Ltd., Dynegy Global Communications, Inc., Illinova Energy Partners, Inc., Illinova Generating Company, Dynegy Midstream Services, Limited Partnership, Dynegy Marketing and Trade, Dynegy Power Marketing, Inc., Dynegy Power Corp. and Illinois Power Company (for non-collectively bargained employees). Effective February 1, 2002 — Northern Natural Gas Company. Effective January 31, 2002 — Dynegy Northeast Generation, Inc.

•	Constituent Benefit Plan Documents: Dynegy Inc. Health Care Spending Account Program; Summary Plan Description; and Administrative Services Contract with TaxSaver, Inc.
•
Plan Administrators: With respect to spending account benefits provided or administered under its contract, TaxSaver, Inc. shall serve as benefits claims and claims appeal fiduciary for the Dynegy Inc. Health Care Spending Account Program and shall have the following powers, duties and responsibilities:

(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Dynegy Inc. Health Care Spending Account Program, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Dynegy Inc. Health Care Spending Account Program;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Dynegy Inc. Health Care Spending Account Program, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Dynegy Inc. Health Care Spending Account Program except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)	Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Dynegy Inc. Health Care Spending Account Program.
The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties not described above with respect to the Dynegy Inc. Health Care Spending Account Program, including, but not limited to, the following powers and duties:
(1)	All administrative responsibility with respect to salary reduction payroll processing.

(2)	In its sole discretionary authority, to determine eligibility under the terms of the Dynegy Inc. Health Care Spending Account Program, its decision thereof to be final and conclusive on all persons;

(3)
To prepare and distribute information explaining the Dynegy Inc. Health Care Spending Account Program including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(4)	To perform any and all reporting and disclosure required with respect to the Dynegy Inc. Health Care Spending Account Program under applicable provisions of ERISA;

(5)	To sue or cause suit to be brought in the name of the Plan with respect to the Dynegy Inc. Health Care Spending Account Program;

(6)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan Documents with respect to the Dynegy Inc. Health Care Spending Account Program, in such manner and to such extent as it deems expedient; and

(7)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Dynegy Inc. Health Care Spending Account Program.

IV.	Dynegy Inc. Dependent Care Spending Account Program
•
Participating Employers: Effective January 1, 2002 — Dynegy Inc., Calcasieu Power, LLC, Dynegy Global Liquids (Cayman) Ltd., Dynegy Global Communications, Inc., Illinova Energy Partners, Inc., Illinova Generating Company, Dynegy Midstream Services, Limited Partnership, Dynegy Marketing and Trade, Dynegy Power Marketing, Inc., Dynegy Power Corp. and Illinois Power Company (for non-collectively bargained employees). Effective February 1, 2002 — Northern Natural Gas Company. Effective January 31, 2002 — Dynegy Northeast Generation, Inc.

•	Constituent Benefit Plan Documents: Dynegy Inc. Dependent Care Spending Account Program; Summary Plan Description; and Administrative Services Contract with TaxSaver, Inc.
•	Plan Administrators: With respect to spending account benefits provided or administered under its contract, TaxSaver, Inc. shall have the following powers, duties and responsibilities:
(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Dynegy Inc. Dependent Care Spending Account Program, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Dynegy Inc. Dependent Care Spending Account Program;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Dynegy Inc. Dependent Care Spending Account Program, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Dynegy Inc. Dependent Care Spending Account Program except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)	Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Dynegy Inc. Dependent Care Spending Account Program and the Plan.
The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties not described above with respect to the Dynegy Inc. Dependent Care Spending Account Program, including, but not limited to, the following powers and duties:
(1)	All administrative responsibilities with respect to salary reduction payroll processing.

(2)
In its sole discretionary authority, to determine eligibility under the terms of the Dynegy Inc. Dependent Care Spending Account Program, its decision thereof to be final and conclusive on all persons;

(3)
To prepare and distribute information explaining the Dynegy Inc. Dependent Care Spending Account Program Plan including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(4)	To perform any and all reporting and disclosure required with respect to the Dynegy Inc. Dependent Care Spending Account Program under applicable provisions of ERISA;
(5)	To sue or cause suit to be brought in the name of the Plan with respect to the Dynegy Inc. Dependent Care Spending Account Program;
(6)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan Documents with respect to the Dynegy Inc. Dependent Care Spending Account Program, in such manner and to such extent as it deems expedient; and

(7)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Dynegy Inc. Dependent Care Spending Account Program.

V.	Dynegy Inc. Group Life and Accidental Death and Dismemberment Insurance Plan
•
Participating Employers: Effective January 1, 2002 — Dynegy Inc., Calcasieu Power, LLC, Dynegy Global Liquids (Cayman) Ltd., Dynegy Global Communications, Inc., Illinova Energy Partners, Inc., Illinova Generating Company, Dynegy Midstream Services, Limited Partnership, Dynegy Marketing and Trade, Dynegy Power Marketing, Inc., Dynegy Power Corp. and Illinois Power Company. Effective February 1, 2002 — Northern Natural Gas Company.

•	Constituent Benefit Plan Documents: Summary Plan Descriptions and Insurance Contract with Met Life Insurance Company.
•	Plan Administrators: With respect to benefits provided or administered under its contract, Met Life Insurance Company shall have the following powers, duties and responsibilities:
(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Dynegy Inc. Group Life and Accidental Death and Dismemberment Insurance Plan, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Dynegy Inc. Group Life and Accidental Death and Dismemberment Plan;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Dynegy Inc. Group Life and Accidental Death and Dismemberment Insurance Plan, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Dynegy Inc. Group Life and Accidental Death and Dismemberment Insurance Plan except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)	Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Dynegy Inc. Group Life and Accidental Death and Dismemberment Insurance Plan.
The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties not described above with respect to the Dynegy Inc. Group Life and Accidental Death and Dismemberment Insurance Plan, including, but not limited to, the following powers and duties:
(1)
In its sole discretionary authority, to determine eligibility under the terms of the Dynegy Inc. Group Life and Accidental Death and Dismemberment Insurance Plan, its decision thereof to be final and conclusive on all persons;

(2)
To prepare and distribute information explaining the Dynegy Inc. Group Life and Accidental Death and Dismemberment Insurance Plan including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(3)	To perform any and all reporting and disclosure required with respect to the Dynegy Inc. Group Life and Accidental Death and Dismemberment Insurance Plan under applicable provisions of ERISA;
(4)	To sue or cause suit to be brought in the name of the Plan with respect to the Dynegy Inc. Group Life and Accidental Death and Dismemberment Insurance Plan;
(5)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan Documents with respect to the Dynegy inc. Group Life and Accidental Death and Dismemberment Insurance Plan, in such manner and to such extent as it deems expedient; and

(6)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Dynegy Inc. Group Life and Accidental Death and Dismemberment Insurance Plan.

VI.	Dynegy Inc. Long Term Disability Plan
•
Participating Employers: Effective January 1, 2002 — Dynegy Inc., Calcasieu Power, LLC, Dynegy Global Liquids (Cayman) Ltd., Dynegy Global Communications, Inc., Illinova Energy Partners, Inc., Illinova Generating Company, Dynegy Midstream Services, Limited Partnership, Dynegy Marketing and Trade, Dynegy Power Marketing, Inc., Dynegy Power Corp. and Illinois Power Company. Effective February 1, 2002 — Northern Natural Gas Company.

•	Constituent Benefit Plan Documents: Summary Plan Descriptions and Insurance Contract with Met Life Insurance Company.
•	Plan Administrators: With respect to benefits provided or administered under its contract, Met Life Insurance shall have the following powers, duties and responsibilities:
(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Dynegy Inc. Long Term Disability Plan, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Dynegy Inc. Long Term Disability Plan;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Dynegy Inc. Long Term Disability Plan, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Dynegy Inc. Long Term Disability Plan except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)	Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Dynegy Inc. Long Term Disability Plan.
The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties not described above with respect to the Dynegy Inc. Long Term Disability Plan, including, but not limited to, the following powers and duties:
(1)	In its sole discretionary authority, to determine eligibility under the terms of the Dynegy Inc. Long Term Disability Plan, its decision thereof to be final and conclusive on all persons;

(2)	To prepare and distribute information explaining the Dynegy Inc. Long Term Disability Plan including, but not limited to, all materials and information required to be distributed pursuant to ERISA;
(3)	To perform any and all reporting and disclosure required with respect to the Dynegy Inc. Long Term Disability Plan under applicable provisions of ERISA;
(4)	To sue or cause suit to be brought in the name of the Plan with respect to the Dynegy Inc. Long Term Disability Plan;
(5)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan documents with respect to the Dynegy Inc. Long Term Disability Plan, in such manner and to such extent as it deems expedient; and

(6)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Dynegy Inc. Long Term Disability Plan.

VII.	Dynegy Inc. Section 125 Flexible Benefits Program
•
Participating Employers: Effective January 1, 2002 — Dynegy Inc., Calcasieu Power, LLC, Dynegy Global Liquids (Cayman) Ltd., Dynegy Global Communications, Inc., Illinova Energy Partners, Inc., Illinova Generating Company, Dynegy Midstream Services, Limited Partnership, Dynegy Marketing and Trade, Dynegy Power Marketing, Inc. and Dynegy Power Corp. Effective January 31, 2002 — Dynegy Northeast Generation, Inc. Effective February 1, 2002 — Northern Natural Gas Company.

•	Constituent Benefit Plan Documents: Dynegy Inc. Section 125 Flexible Benefits Program, Summary Plan Description and Administrative Contract with TaxSaver, Inc.
•	Plan Administrators: With respect to spending account benefits provided or administered under its contracts, TaxSaver, Inc. shall have the following powers, duties and responsibilities:
(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Dynegy Inc. Section 125 Flexible Benefits Program, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Dynegy Inc. Section 125 Flexible Benefits Program;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Dynegy Inc. Section 125 Flexible Benefits Program, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Dynegy Section 125 Flexible Benefits Program except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)	Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Dynegy Inc. Section 125 Flexible Benefits Program.
The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties not described above with respect to the Dynegy Inc. Section 125 Flexible Benefits Program, including, but not limited to, the following powers and duties:
(1)	All administrative responsibility with respect to salary reduction payroll processing and pre-tax premium conversions.
(2)	In its sole discretionary authority, to determine eligibility under the terms of the Dynegy Inc. Section 125 Flexible Benefits Program, its decision thereof to be final and conclusive on all persons;
(3)
To prepare and distribute information explaining the Dynegy Inc. Section 125 Flexible Benefits Program including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(4)	To perform any and all reporting and disclosure required with respect to the Dynegy Inc. Section 125 Flexible Benefits Program under applicable provisions of ERISA;
(5)	To sue or cause suit to be brought in the name of the Plan with respect to the Dynegy Inc. Section 125 Flexible Benefits Program;
(6)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan Documents with respect to the Dynegy Inc. Section 125 Flexible Benefits Program, in such manner and to such extent as it deems expedient; and

(7)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Dynegy Inc. Section 125 Flexible Benefits Program.

VIII.	Dynegy Inc. Business Travel Accident Plan
•
Participating Employers: Effective January 1, 2002 — Dynegy Inc., Calcasieu Power, LLC, Dynegy Global Liquids (Cayman) Ltd., Dynegy Global Communications, Inc., Illinova Energy Partners, Inc., Illinova Generating Company, Dynegy Midstream Services, Limited Partnership, Dynegy Marketing and Trade, Dynegy Power Marketing, Inc., Dynegy Power Corp., Dynegy Northeast Generation, Inc. and Illinois Power Company. Effective February 1, 2002 — Northern Natural Gas Company.

•	Constituent Benefit Plan Documents: Summary Plan Descriptions and Insurance Contract with Zurich American Insurance Company.
•	Plan Administrators: With respect to benefits provided or administered under its contract, Zurich American Insurance Company shall have the following powers, duties and responsibilities:
(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Dynegy Inc. Business Travel Accident Plan, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Dynegy Inc. Business Travel Accident Plan;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Dynegy Inc. Business Travel Accident Plan, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Dynegy Inc. Business Travel Accident Plan except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)	Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Dynegy Inc. Business Travel Accident Plan.
The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties not described above with respect to the Dynegy Inc. Business Travel Accident Plan, including, but not limited to, the following powers and duties:
(1)	In its sole discretionary authority, to determine eligibility under the terms of the Dynegy Inc. Business Travel Accident Plan, its decision thereof to be final and conclusive on all persons;

(2)
To prepare and distribute information explaining the Dynegy Inc. Business Travel Accident Plan including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(3)	To perform any and all reporting and disclosure required with respect to the Dynegy Inc. Business Travel Accident under applicable provisions of ERISA;
(4)	To sue or cause suit to be brought in the name of the Plan with respect to the Dynegy Inc. Business Travel Accident Plan;
(5)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan Documents with respect to the Dynegy Inc. Business Travel Accident Plan, in such manner and to such extent as it deems expedient; and

(6)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Dynegy Inc. Business Travel Accident Plan.

IX.	Dynegy Inc. Midstream Services Union Managed Indemnity Plan (terminating plan)
•	Participating Employers: Dynegy Midstream Services, Limited Partnership.
•	Constituent Benefit Plan Documents: Summary Plan Description; Trident NGL Employee Benefit Trust; and Insurance Contract with United HealthCare.
•	Plan Administrators: With respect to benefits provided or administered under its contract, United HealthCare shall have the following powers, duties and responsibilities:
(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Dynegy Inc. Midstream Services Union Managed Indemnity Plan, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Dynegy Inc. Midstream Services Union Managed Indemnity Plan;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Dynegy Inc. Midstream Services Union Managed Indemnity Plan, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Dynegy Inc. Midstream Services Union Managed Indemnity Plan except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)	Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Dynegy Inc. Midstream Services Union Managed Indemnity Plan.
The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties not described above with respect to the Dynegy Inc. Midstream Services Union Managed Indemnity Plan, including, but not limited to, the following powers:
(1)
In its sole discretionary authority, to determine eligibility under the terms of the Dynegy Inc. Midstream Services Union Managed Indemnity Plan, its decision thereof to be final and conclusive on all persons;

(2)
To prepare and distribute information explaining the Dynegy Inc. Midstream Services Union Managed Indemnity Plan including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(3)	To perform any and all reporting and disclosure required with respect to the Dynegy Inc. Midstream Services Union Managed Indemnity Plan under applicable provisions of ERISA;
(4)	To sue or cause suit to be brought in the name of the Plan with respect to the Dynegy Inc. Midstream Services Union Managed Indemnity Plan;
(5)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan documents with respect to the Dynegy Inc. Midstream Services Union Managed Indemnity Plan, in such manner and to such extent as it deems expedient; and

(6)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Dynegy Inc. Midstream Services Union Managed Indemnity Plan.

X.	Dynegy Severance Pay Plan
•
Participating Employers: Effective as of January 1, 2002 — Dynegy Inc., Calcasieu Power, LLC, Dynegy Global Liquids (Cayman) Ltd., Dynegy Global Communications, Inc., Illinova Energy Partners, Inc., Illinova Generating Company, Dynegy Midstream Services, Limited Partnership, Dynegy Marketing and Trade, Dynegy Power Marketing, Inc., Dynegy Power Corp., Illinois Power Company, and Dynegy Midwest Generation, Inc. Effective February 1, 2002 — Northern Natural Gas Company.

•	Constituent Benefit Plan Documents: Dynegy Severance Pay Plan and Summary Plan Description.

•
Plan Administrator: The Company shall be the Plan Administrator and shall have any and all administrative fiduciary powers and duties with respect to the Dynegy Inc. Severance Pay Plan, including, but not limited to, the following powers, duties and responsibilities:

(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Dynegy Inc. Severance Pay Plan, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Dynegy Inc. Severance Pay Plan;

(2)	The sole discretionary authority to determine and authorize payment of medical benefits under the Dynegy Inc. Severance Pay Plan, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Dynegy Inc. Severance Pay Plan except to the extent the Plan’s claims procedures expressly provides otherwise;

(4)	In its sole discretionary authority, to determine eligibility under the terms of the Dynegy Inc. Group Severance Pay, its decision thereof to be final and conclusive on all persons;

(5)	To prepare and distribute information explaining the Dynegy Inc. Severance Pay Plan including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(6)	To perform any and all reporting and disclosure required with respect to the Dynegy Inc. Severance Pay Plan under applicable provisions of ERISA;

(7)	To sue or cause suit to be brought in the name of the Plan with respect to the Dynegy Inc. Severance Pay Plan;

(8)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan Documents with respect to the Dynegy Inc. Severance Pay Plan, in such manner and to such extent as it deems expedient; and

(9)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Dynegy Inc. Severance Pay Plan.

XI.	Dynegy Executive Severance Pay Plan
•
Participating Employers: Effective as of January 1, 2002 — Dynegy Inc., Calcasieu Power, LLC, Dynegy Global Liquids (Cayman) Ltd,, Dynegy Global Communications, Inc., Illinova Energy Partners, Inc., Illinova Generating Company, Dynegy Midstream Services, Limited Partnership, Dynegy Marketing and Trade, Dynegy Power Marketing, Inc., Dynegy Power Corp., Illinois Power Company and Dynegy Midwest Generation, Inc. Effective February 1, 2002 — Northern Natural Gas Company.

•	Constituent Benefit Plan Documents: Dynegy Executive Severance Pay Plan.
•
Plan Administrator: The Company shall be the Plan Administrator with respect to any and all administrative fiduciary powers and duties with respect to the Dynegy Inc. Executive Severance Pay Plan, including, but not limited to, the following powers, duties and responsibilities:

(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Dynegy Inc. Executive Severance Pay Plan, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Dynegy Inc. Executive Severance Pay Plan;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Dynegy Inc. Executive Severance Pay Plan, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Dynegy Executive Severance Pay Plan except to the extent the Plan’s claims procedures expressly provides otherwise;

(4)	In its sole discretionary authority, to determine eligibility under the terms of the Dynegy Inc. Group Severance Pay, its decision thereof to be final and conclusive on all persons;

(5)	To prepare and distribute information explaining the Dynegy Inc. Executive Severance Pay Plan including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(6)	To perform any and all reporting and disclosure required with respect to the Dynegy Inc. Executive Severance Pay Plan under applicable provisions of ERISA;
(7)	To sue or cause suit to be brought in the name of the Plan with respect to the Dynegy Inc. Executive Severance Pay Plan;
(8)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan Documents with respect to the Dynegy Inc. Executive Severance Pay Plan, in such manner and to such extent as it deems expedient; and

(9)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Dynegy Inc. Executive Severance Pay Plan.

XII.	Illinois Power Company Health Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement
•	Participating Employers: Illinois Power Company, and Dynegy Midwest Generation, Inc.

•	Constituent Benefit Plan Documents: Illinois Power Company Health Care Reimbursement Plan; Summary Plan Description; and Administrative Services Contract with Tax Saver.

•	Plan Administrators: With respect to benefits provided or administered under its contract, Tax Saver shall have the following powers, duties and responsibilities:
(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Illinois Power Company Health Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Illinois Power Company Health Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Illinois Power Company Health Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Illinois Power Company Health Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)
Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Illinois Power Company Health Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement.

The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties with respect to the Illinois Power Company Health Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement, including, but not limited to, the following powers:
(1)
In its sole discretionary authority, to determine eligibility under the terms of the Illinois Power Company Health Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement, its decision thereof to be final and conclusive on all persons;

(2)
To prepare and distribute information explaining the Illinois Power Company Health Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(3)
To perform any and all reporting and disclosure required with respect to the Illinois Power Company Health Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement under applicable provisions of ERISA;

(4)
To sue or cause suit to be brought in the name of the Plan with respect to the Illinois Power Company Health Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement;

(5)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan documents with respect to the Illinois Power Company Health Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement, in such manner and to such extent as it deems expedient; and

(6)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Illinois Power Company Health Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement.

XIII.	Illinois Power Company Dependent Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement
•	Participating Employers: Illinois Power Company and Dynegy Midwest Generation, Inc.
•	Constituent Benefit Plan Documents: Illinois Power Company Dependent Care Program; Summary Plan Description; and Administrative Services Contract with Tax Saver.
•	Plan Administrators: With respect to benefits provided or administered under its contract, Tax Saver shall have the following powers, duties and responsibilities:
(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Illinois Power Company Dependent Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Illinois Power Company Dependent Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Illinois Power Company Dependent Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Illinois Power Company Dependent Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)
Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Illinois Power Company Dependent Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement and the Plan.

The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties not described above with respect to the Illinois Power Company Dependent Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement, including, but not limited to, the following powers and duties:

(1)
In its sole discretionary authority, to determine eligibility under the terms of the Illinois Power Company Dependent Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement, its decision thereof to be final and conclusive on all persons;

(2)
To prepare and distribute information explaining the Illinois Power Company Dependent Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(3)
To perform any and all reporting and disclosure required with respect to the Illinois Power Company Dependent Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement under applicable provisions of ERISA;

(4)
To sue or cause suit to be brought in the name of the Plan with respect to the Illinois Power Company Dependent Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement;

(5)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan Documents with respect to the Illinois Power Company Dependent Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement, in such manner and to such extent as it deems expedient; and

(6)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Illinois Power Company Dependent Care Spending Account Program for Employees Covered Under a Collective Bargaining Agreement.

XIV.	Illinois Power Company Section 125 Flexible Benefits Plan for Employees Covered Under a Collective Bargaining Agreement
•	Participating Employers: Illinois Power Company and Dynegy Midwest Generation, Inc.
•	Constituent Benefit Plan Documents: Illinois Power Company Flexible Benefits Program; Summary Plan Description; and Administrative Services Contract with Tax Saver.

•	Plan Administrators: With respect to benefits provided or administered under its contract, Tax Saver shall have the following powers, duties and responsibilities:
(1)
The sole discietionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Illinois Power Company Section 125 Flexible Benefits Plan for Employees Covered Under a Collective Bargaining Agreement, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Illinois Power Company Section 125 Flexible Benefits Plan for Employees Covered Under a Collective Bargaining Agreement;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Illinois Power Company Section 125 Flexible Benefits Plan for Employees Covered Under a Collective Bargaining Agreement, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Illinois Power Company Section 125 Flexible Benefits Plan for Employees Covered Under a Collective Bargaining Agreement except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)
Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Illinois Power Company Section 125 Flexible Benefits Plan for Employees Covered Under a Collective Bargaining Agreement.

The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties not described above with respect to the Illinois Power Company Section 125 Flexible Benefits Plan for Employees Covered Under a Collective Bargaining Agreement, including, but not limited to, the following powers and duties:
(1)
In its sole discretionary authority, to determine eligibility under the terms of the Illinois Power Company Section 125 Flexible Benefits Plan for Employees Covered Under a Collective Bargaining Agreement, its decision thereof to be final and conclusive on all persons;

(2)
To prepare and distribute information explaining the Illinois Power Company Section 125 Flexible Benefits Plan for Employees Covered Under a Collective Bargaining Agreement including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(3)
To perform any and all reporting and disclosure required with respect to the Illinois Power Company Section 125 Flexible Benefits Plan for Employees Covered Under a Collective Bargaining Agreement under applicable provisions of ERISA;

(4)	To sue or cause suit to be brought in the name of the Plan with respect to the Illinois Power Company Section 125 Flexible Benefits Plan for Employees Covered Under a Collective Bargaining Agreement;
(5)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan Documents with respect to the Illinois Power Company Section 125 Flexible Benefits Plan for Employees Covered Under a Collective Bargaining Agreement, in such manner and to such extent as it deems expedient; and

(6)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Illinois Power Company Section 125 Flexible Benefits Plan for Employees Covered Under a Collective Bargaining Agreement.

XV.	Northern Natural Gas Company Medical, Dental and Group Term Life Plan for Retirees and Surviving Spouses
•	Participating Employers: Effective July 1, 2002 —Northern Natural Gas Company.
•
Constituent Benefit Plan Documents: Summary Plan Description; Employee Benefit Trust for Northern Natural Gas Company Medical and Dental Plan for Retirees and Surviving Spouses; Administrative Services Contracts with United HealthCare, CIGNA, Merck Medco Rx Services, and Inovative Resource Group; Health Maintenance Organization Contract with First Care HMO; and Insurance Contract with Met Life Insurance.

•
Plan Administrators: With respect to benefits provided or administered under their respective contracts, United HealthCare, CIGNA, Merck Medco Rx Services, Inovative Resource Group, Met Life Insurance and First Care shall have the following powers, duties and responsibilities:

(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Northern Natural Gas Company Medical, Dental and Group Term Life Plan for Retirees and Surviving Spouses, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Northern Natural Gas Company Medical and Dental Plan for Retirees and Surviving Spouses;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Dynegy Inc. Northern Natural Gas Company Medical, Dental and Group Term Life Plan for Retirees and Surviving Spouses, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Northern Natural Gas Company Medical, Dental and Group Term Life Plan for Retirees and Surviving Spouses except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)
Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Northern Natural Gas Company Medical, Dental and Group Term Life Plan for Retirees and Surviving Spouses.

The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties not described above with respect to the Northern Natural Gas Company Medical, Dental and Group Term Life Plan for Retirees and Surviving Spouses, including, but not limited to, the following powers and duties:
(1)
In its sole discretionary authority, to determine eligibility under the terms of the Northern Natural Gas Company Medical, Dental and Group Term Life Plan for Retirees and Surviving Spouses, its decision thereof to be final and conclusive on all persons;

(2)
To prepare and distribute information explaining the Northern Natural Gas Company Medical, Dental and Group Term Life Plan for Retirees and Surviving Spouses including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(3)
To perform any and all reporting and disclosure required with respect to the Northern Natural Gas Company Medical, Dental and Group Term Life Plan for Retirees and Surviving Spouses under applicable provisions of ERISA;

(4)	To sue or cause suit to be brought in the name of the Plan with respect to the Northern Natural Gas Company Medical, Dental and Group Term Life Plan for Retirees and Surviving Spouses;

(5)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan Documents with respect to the Northern Natural Gas Company Medical, Dental and Group Term Life Plan for Retirees and Surviving Spouses, in such manner and to such extent as it deems expedient; and

(6)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Northern Natural Gas Company Medical, Dental and Group Term Life Plan for Retirees and Surviving Spouses.

XVI.	Medical and Group Term Life Insurance Plan for Retirees and Surviving Spouses
•	Participating Employers: Effective January 1, 2002 — Illinois Power Company, Illinova Generating Company.

•
Constituent Benefit Plan Documents: Summary Plan Descriptions; Illinois Power Company Welfare Benefit Trust for Salaried Retirees; Illinois Power Company Welfare Benefit Trust for Retirees Covered by a Collective Bargaining Agreement; Administrative Services Contracts with Blue Cross/Blue Shield of Illinois, Express Scripts, Inc., Behavioral Health Systems, Health Alliance; and Insurance Contract with Met Life Insurance Company.

•
Plan Administrators: With respect to benefits provided or administered under their respective contracts, Blue Cross/Blue Shield of Illinois, Express Scripts, Inc., Behavioral Health Systems, Health Alliance, and Met Life Insurance Company shall have the following powers, duties and responsibilities:

(1)
The sole discretionary authority to interpret and decide all matters of fact and Plan interpretation in granting or denying benefits under the Medical and Group Term Life Insurance Plan for Retirees and Surviving Spouses, such interpretation decision thereof to be final and conclusive on all persons claiming benefits under the Plan with respect to the Medical and Group Term Life Insurance Plan for Retirees and Surviving Spouses;

(2)
The sole discretionary authority to determine and authorize payment of medical benefits under the Medical and Group Term Life Insurance Plan for Retirees and Surviving Spouses, any such decision thereof to be final and conclusive on all persons;

(3)
The sole discretionary authority to process and determine benefit claims and benefit claims appeals under the Medical and Group Term Life Insurance Plan for Retirees and Surviving Spouses except to the extent the Plan’s claims procedures expressly provides otherwise; and

(4)	Any such other powers and duties as the Company shall designate to be its fiduciary responsibility with respect to the Medical and Group Term Life Insurance Plan for Retirees and Surviving Spouses.

The Company shall be the Plan Administrator with respect to any and all other administrative fiduciary powers and duties not disclosed above with respect to the Medical Plan for Retirees and Surviving Spouses, including, but not limited to, the following powers and duties:
(1)
In its sole discretionary authority, to determine eligibility under the terms of the Medical and Group Term Life Insurance Plan for Retirees and Surviving Spouses, its decision thereof to be final and conclusive on all persons;

(2)
To prepare and distribute information explaining the Medical and Group Term Life Insurance Plan for Retirees and Surviving Spouses including, but not limited to, all materials and information required to be distributed pursuant to ERISA;

(3)	To perform any and all reporting and disclosure required with respect to the Medical and Group Term Life Insurance Plan for Retirees and Surviving Spouses under applicable provisions of ERISA;

(4)	To sue or cause suit to be brought in the name of the Plan with respect to the Medical and Group Term Life Insurance Plan for Retirees and Surviving Spouses;

(5)
To correct any defect or supply any omission or recover any inconsistency that may appear in the Constituent Benefit Plan Documents with respect to the Medical and Group Term Life Insurance Plan for Retirees and Surviving Spouses, in such manner and to such extent as it deems expedient; and

(6)
To employ and compensate such accountants, attorneys and other agents and employees as it may deem necessary or advisable in the appropriate and efficient administration of the Plan with respect to the Medical and Group Term Life Insurance Plan for Retirees and Surviving Spouses.